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                                                                     EXHIBIT 4.1

                                WORKING COPY OF

                       SANMINA-SCI CORPORATION 401(k) PLAN

     (INCLUDING RESTATEMENT EFFECTIVE APRIL 1, 2001 AND AMENDMENTS #1 - #5)

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                       SANMINA-SCI CORPORATION 401(k) PLAN

                                TABLE OF CONTENTS

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INTRODUCTION.......................................................................1


ARTICLE I GENERAL SECTIONS.........................................................1

        SECTION 1.1       Name of Plan.............................................1
        SECTION 1.2       Approval of Internal Revenue Service.....................1

ARTICLE II DEFINITIONS.............................................................1

        SECTION 2.1       Account..................................................1
               (a)        Salary Deferral Account..................................1
               (b)        Matching Contribution Account............................1
               (c)        Voluntary Contribution Account...........................2
               (d)        Rollover Contribution Account............................2
               (e)        Company Stock Account....................................2
        SECTION 2.2       Affiliated Employer......................................2
        SECTION 2.3       Beneficiary..............................................2
        SECTION 2.4       Board of Directors.......................................2
        SECTION 2.5       Code.....................................................2
        SECTION 2.6       Committee................................................2
        SECTION 2.7       Compensation.............................................3
        SECTION 2.8       Direct Rollover..........................................3
        SECTION 2.9       Disability...............................................3
        SECTION 2.10      Distributee..............................................3
        SECTION 2.11      Early Retirement Date....................................3
        SECTION 2.12      Eligible Employee........................................4
        SECTION 2.13      Eligible Retirement Plan.................................5
        SECTION 2.14      Eligible Rollover Distribution...........................5
        SECTION 2.15      Employee.................................................5
        SECTION 2.16      Employer.................................................6
        SECTION 2.17      Employment Commencement Date.............................6
        SECTION 2.18      Entry Date...............................................6
        SECTION 2.19      ERISA....................................................6
        SECTION 2.20      FMLA.....................................................6
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        SECTION 2.21      Highly Compensated Employee..............................6
               (a)        General Rule.............................................6
               (b)        Former Employees.........................................7
               (c)        Compliance with Code Section 414(q)......................7
        SECTION 2.22      Hour of Service..........................................7
        SECTION 2.23      Investment Manager.......................................8
        SECTION 2.24      Late Retirement Date.....................................9
        SECTION 2.25      Leased Employee..........................................9
        SECTION 2.26      Leave of Absence.........................................9
        SECTION 2.27      Matching Contribution(s).................................9
        SECTION 2.28      Normal Retirement Date...................................9
        SECTION 2.29      Participant.............................................10
        SECTION 2.30      Period of Severance.....................................10
        SECTION 2.31      Plan....................................................10
        SECTION 2.32      Plan Year...............................................10
        SECTION 2.33      Qualified Nonelective Contributions.....................10
        SECTION 2.34      Reemployment Commencement Date..........................10
        SECTION 2.35      Required Beginning Date.................................10
        SECTION 2.36      Restatement Date........................................11
        SECTION 2.37      Retired Participant.....................................11
        SECTION 2.38      Salary Deferral(s)......................................11
        SECTION 2.39      Severance Date..........................................11
        SECTION 2.40      Spousal Consent.........................................11
        SECTION 2.41      Trust...................................................12
        SECTION 2.42      Trust Agreement.........................................12
        SECTION 2.43      Trustee.................................................12
        SECTION 2.44      Trust Fund..............................................12
        SECTION 2.45      Valuation Date..........................................12
        SECTION 2.46      Vest, Vested, or Vesting................................12
        SECTION 2.47      Year of Service.........................................12

ARTICLE III PARTICIPATION.........................................................13

        SECTION 3.1       Service Requirements....................................13
        SECTION 3.2       Reparticipation Following Termination of Participation..13
        SECTION 3.3       Change in Status........................................13
        SECTION 3.4       Absent on Entry Date....................................13
        SECTION 3.5       Disregarding Service....................................14

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ARTICLE IV CONTRIBUTIONS..........................................................15

        SECTION 4.1       Salary Deferrals........................................15
               (a)        Authorization and Amount................................15
               (b)        Discontinue or Change Salary Deferrals..................15
               (c)        Timing..................................................15
        SECTION 4.2       Employer Matching Contributions.........................16
               (a)        Amount..................................................16
               (b)        Timing..................................................16
        SECTION 4.3       Limitations.............................................16
               (a)        Section 404 and 415 Limitations.........................16
               (b)        Annual Deferral Limitation..............................17
        SECTION 4.4       Salary Deferral Nondiscrimination Requirements..........17
        SECTION 4.5       Matching Contributions Nondiscrimination Requirements...22
        SECTION 4.6       Voluntary Contributions.................................25
        SECTION 4.7       Rollover Contributions..................................25
        SECTION 4.8       Veterans Reemployment Rights Under USERRA...............26

ARTICLE V ALLOCATIONS.............................................................27

        SECTION 5.1       Salary Deferrals........................................27
        SECTION 5.2       Matching Contributions..................................27
               (a)        Allocation..............................................27
               (b)        Eligibility.............................................27
               (c)        Treatment as Salary Deferrals...........................27
        SECTION 5.3       Voluntary and Rollover Contributions....................27
        SECTION 5.4       Limitations on Allocations..............................28
               (a)        Maximum.................................................28
               (b)        Aggregation.............................................28
               (c)        Incorporation of Section 415............................28
               (d)        Account Reduction.......................................28
        SECTION 5.5       Allocation of Trust Gains and Losses....................29

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ARTICLE VI VESTING AND FORFEITURES..............................................................31

        SECTION 6.1       Salary Deferrals, Voluntary and Rollover Contributions................31
        SECTION 6.2       Matching Contributions................................................31
               (a)        Vesting Schedule......................................................31
               (b)        Prior Vesting Schedule................................................31
               (c)        Special Vesting Schedules.............................................32
               (d)        Disregarding Service..................................................33
               (e)        Forfeitures...........................................................34

ARTICLE VII DISTRIBUTION OF BENEFITS............................................................37

        SECTION 7.1       Amount of Benefit.....................................................37
               (a)        Retirement or Disability..............................................37
               (b)        Termination Prior to Retirement.......................................37
               (c)        Death.................................................................37
               (d)        Value Upon Distribution...............................................37
        SECTION 7.2       Form of Payment.......................................................38
        SECTION 7.3       Payment of Benefits...................................................40
               (a)        Earliest Commencement Date............................................40
               (b)        Latest Commencement Date..............................................41
               (c)        Small Benefit.........................................................42
        SECTION 7.4       Death of a Participant................................................43
               (a)        Beneficiaries.........................................................43
        SECTION 7.5       Withdrawal Rights of Participants.....................................43
               (a)        Voluntary Contributions...............................................43
               (b)        Hardship Withdrawals..................................................44
               (c)        Withdrawal After Age 59 1/2...........................................45
               (d)        Loans to Participants.................................................46
        SECTION 7.6       Distribution Pursuant to a Qualified Domestic Relations Order.........49
        SECTION 7.7       Direct Rollovers......................................................49

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ARTICLE VIII AMENDMENT, TERMINATION AND MERGER.......................................50

        SECTION 8.1       Continuation of Plan.......................................50
        SECTION 8.2       Employer's Right to Amend Plan.............................50
        SECTION 8.3       Effect of Amendment........................................50
        SECTION 8.4       Amendment of Vesting Schedule..............................51
        SECTION 8.5       Employer's Right to Terminate Plan.........................51
        SECTION 8.6       Distribution Upon Termination of Plan......................51
        SECTION 8.7       Termination by Employer of Plan by Event...................52
        SECTION 8.8       Return of Contributions to Employer........................52
        SECTION 8.9       General Prohibition Against Reversion to the Employer......53
        SECTION 8.10      Rights of Participants Upon Merger or Consolidation........53

ARTICLE IX TOP HEAVY PROVISIONS......................................................54

        SECTION 9.1       Application................................................54
        SECTION 9.2       Top Heavy Definitions......................................54
               (a)        Determination Date.........................................54
               (b)        Determination Period.......................................54
               (c)        Employer...................................................54
               (d)        Key Employee...............................................55
               (e)        Non-Key Employee...........................................55
               (f)        Permissive Aggregation Group...............................55
               (g)        Required Aggregation Group.................................55
               (h)        Top-Heavy Ratio............................................56
        SECTION 9.3       Minimum Contribution.......................................58
        SECTION 9.4       Top-Heavy Vesting of Matching Contributions................58

ARTICLE X MISCELLANEOUS PLAN PROVISIONS..............................................60

        SECTION 10.1      Inalienability of Benefits.................................60
        SECTION 10.2      Discharge Rights Reserved..................................60
        SECTION 10.3      Exercise of Discretion During Administration of Plan.......60
        SECTION 10.4      Copy of Plan Available to Plan Participants................61
        SECTION 10.5      Applicable Laws............................................61
        SECTION 10.6      Savings Clause.............................................61
        SECTION 10.7      References to Internal Revenue Code........................61
        SECTION 10.8      Participant Cannot Be Found at Normal Retirement Date......61
        SECTION 10.9      Distributions to Minors and Legally Incompetent Persons....62

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ARTICLE XI GENERAL DUTIES OF THE TRUSTEE,   OF THE EMPLOYER, AND OF THE COMMITTEE........63

        SECTION 11.1      General Duties of the Trustee..................................63
        SECTION 11.2      General Duties of the Employer.................................63
        SECTION 11.3      General Duties of the Committee................................63
               (a)        Maintaining Records of Plan Participants.......................64
               (b)        Furnishing Annual Statement of Account to Plan Participants....64
               (c)        Determining Eligibility of Individual Claimants for Receipt
                          of Benefits and Processing Claims for Benefits.................65
               (d)        Authorizing Payment of Benefits................................65
               (e)        Providing Documents............................................65
               (f)        Retaining Agents and Counsel...................................65
               (g)        Authorizing Payment of Expenses................................65
               (h)        Claim Procedure................................................66
               (i)        Qualified Domestic Relations Orders............................66
        SECTION 11.4      Committee Indemnification......................................66

ARTICLE XII PROCEDURAL GUIDELINES........................................................68

        SECTION 12.1      Composition of Committees......................................68
        SECTION 12.2      Evidence of Actions by Employer or Committees..................68

ARTICLE XIII MISCELLANEOUS...............................................................70

        SECTION 13.1      Laws to Govern.................................................70
        SECTION 13.2      Employer and Trustee Shall Furnish Information.................70
        SECTION 13.3      Titles and Headings Not to Control.............................70
        SECTION 13.4      Effective Dates................................................70

APPENDIX A COMPANY STOCK INVESTMENT PROVISIONS............................................1

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                                  INTRODUCTION

        This document is a complete amendment and restatement of the Sanmina-SCI Corporation 401(k) Plan (the "Plan"). The Plan was originally established and effective January 1, 1991, and was subsequently amended and restated, effective January 1, 1995. Except as otherwise provided herein, this amendment and restatement shall be effective as of April 1, 2001.

        All contributions to the Plan shall be made for the purpose of providing benefits to Participants and for paying the costs of maintaining the Plan. The assets of the Plan shall be held under the Trust established by the Trust Agreement by and between SANMINA-SCI CORPORATION (the "Employer"), and FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS COMPANY (the "Trustee"). The Employer intends that the Plan and the Trust together shall qualify under Sections 401 and 501 of the Internal Revenue Code.

        Except as otherwise provided herein, prior to satisfaction of all liabilities with respect to the Participants and their Beneficiaries, no part of the corpus or income of the Trust shall at any time be used for or diverted to purposes other than for the exclusive benefit of such Participants or their Beneficiaries.

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                                    ARTICLE I

                                GENERAL SECTIONS

        SECTION 1.1 Name of Plan. The plan set forth in this document shall be called the "Sanmina-SCI Corporation 401(k) Plan."

        SECTION 1.2 Approval of Internal Revenue Service. This Plan is contingent upon and subject to obtaining approval of the District Director of Internal Revenue as may be necessary to maintain qualification for income tax purposes pursuant to Section 401 of the Internal Revenue Code of 1986, as amended, and as may be necessary to maintain tax exempt status under the provisions of Section 501 of the Internal Revenue Code, or other applicable provisions of the Internal Revenue Code. Any modification or amendment of the Plan may be made if necessary or appropriate to maintain qualification of the Plan.

                                   ARTICLE II

                                   DEFINITIONS

        The following words and terms, as used in this Plan, shall have the meanings set forth below:

        SECTION 2.1 Account. "Account" shall mean the entire interest of a Participant in the Trust Fund determined as of each Valuation Date and shall include a Participant's Salary Deferral Account, Matching Contribution Account, Voluntary Contribution Account, and Rollover Contribution Account.

            (a) "Salary Deferral Account" shall mean that portion of a Participant's Account which is attributable to a Participant's Salary Deferrals, if any, as provided in Section 4.1, as adjusted by such other amounts properly debited or credited to such Account.

            (b) "Matching Contribution Account" shall mean that portion of a Participant's Account attributable to Employer Matching Contributions, if any, as provided in Section 4.2, as adjusted by such other amounts properly debited or credited to such Account.

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            (c) "Voluntary Contribution Account" shall mean that portion of a
Participant's Account attributable to non-deductible Voluntary Contributions.

            (d) "Rollover Contribution Account" shall mean that portion of a Participant's Account attributable to Rollover Contributions, if any, as provided in Section 4.7, as adjusted by such other amounts properly debited or credited to such Account.

NOTE: SECTION 2.1(e) ADDED PER AMENDMENT NUMBER THREE, EFFECTIVE APRIL 1, 2001

            (e) "Company Stock Account" shall mean that portion of the Participant's Account which is attributable to the Participant's investment in Company Stock pursuant to the terms of Appendix A."

        SECTION 2.2 Affiliated Employer. "Affiliated Employer" shall mean each organization which is a member of a controlled group, as defined in Section 414
(b) or 414(c) of the Code, or an affiliated service group as defined in Section 414(m) of the Code, or aggregated with the Employer pursuant to Section 414(o) of the Code and any final regulations thereunder.

        SECTION 2.3 Beneficiary. "Beneficiary" shall mean any person, estate, or trust who under the terms of the Plan is entitled to receive any portion of a Participant's benefits under the Plan upon the death of such Participant. A "designated Beneficiary" is any individual designated in accordance with Section 7.4(c)(i).

        SECTION 2.4 Board of Directors. "Board of Directors" shall mean the Board of Directors of Sanmina-SCI Corporation.

        SECTION 2.5 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

        SECTION 2.6 Committee. "Committee" shall mean the administrative committee appointed and acting in accordance with the provisions of Article XI of this Plan. The Committee


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shall be the administrator of the Plan, as defined in Section 3(16)(A) of ERISA.
If no Committee is appointed by the Board of Directors, all duties of the Committee hereunder shall reside in the Employer.

NOTE: SECTION 2.7 AMENDED BY AMENDMENT NUMBER ONE AND AMENDMENT NUMBER TWO, EFFECTIVE APRIL 1, 2001

        SECTION 2.7 Compensation. "Compensation" shall mean the base salary and overtime paid to an Employee for services rendered to the Employer, plus any elective deferrals as defined in Section 402(g)(3) of the Code and any amount which is not includable in the Employee's gross income by reason of Code Sections 125, 132(f)(4) or 457. Notwithstanding the foregoing, the annual Compensation of each Participant taken into account under the Plan shall not exceed $200,000, as adjusted by the Secretary of the Treasury pursuant to Code
Section 401(a)(17). For purposes of applying the Annual Addition Limitations set forth in Section 5.4, this definition is effective January 1, 1998.

        SECTION 2.8 Direct Rollover. "Direct Rollover" shall mean a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

        SECTION 2.9 Disability. "Disability" shall mean the receipt by the Participant of a determination of disability and entitlement to disability benefits by the Social Security Administration pursuant to the Social Security Act.

        SECTION 2.10 Distributee. "Distributee" shall mean a Participant, a Participant's surviving spouse, or the Participant's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
Section 414(p) of the Code, as applicable. A spouse or former spouse is a Distributee with respect to the interest of such spouse or former spouse.

        SECTION 2.11 Early Retirement Date. "Early Retirement Date" shall mean the Participant's fifty-fifth (55th) birthday.


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        NOTE: SECTION 2.12(h) ADDED PER AMENDMENT NUMBER 5, EFFECTIVE
APRIL 1, 2001

        SECTION 2.12 Eligible Employee. "Eligible Employee" shall mean each Employee, other than those individuals the Employer in its discretion determines fit within the following categories:

            (a) Any person who is included in a unit of employees covered by a collective bargaining agreement in which retirement benefits were the subject of negotiation and which does not expressly provide for his or her participation in the Plan, and

            (b) Any "leased employee" (within the meaning of Section 414(n) of the Code), or who would be a leased employee but for the period-of-service requirement of Code Section 414(n)(2), and who is providing services to the Employer, and

            (c) Any individual who is not classified by the Employer as an Employee (but, for example, is classified as an "independent contractor") even if such individual is later determined to be an Employee, and

            (d) Any individual who is subject to a written agreement that provides that such individual shall not be eligible to participate in the Plan, and

            (e) Any nonresident alien with respect to the U.S. without U.S. source income from the Employer, and

            (f) Any Employee of Sanmina-SCI Cable Systems (effective July 3, 2001, subsection 2.12(f) shall no longer apply), and

            (g) Any Employee or group of Employees designated by the Employer as ineligible to participate in the Plan.

            (h) Any Employee of SCI Systems (Alabama), Inc. Except those Employees hired by SCI Systems (Alabama), Inc. as part of the acquisition of those certain IBM manufacturing facilities announced on January 8, 2002 (effective March 31, 2002, subsection 2.12(h) shall no longer apply).

        If, during any period, the Employer has not treated an individual as an Employee and, for that reason, has not withheld employment taxes with respect to that individual, then that individual shall


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not be an Eligible Employee for that period, even in the event that the individual is determined, retroactively, to have been an Employee during all or any portion of that period.

NOTE: SECTION 2.13 AMENDED BY AMENDMENT NUMBER TWO AND AMENDMENT NUMBER THREE, EFFECTIVE APRIL 1, 2001

        SECTION 2.13 Eligible Retirement Plan. "Eligible Retirement Plan" shall mean an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Section 403(a) of the Code, an annuity contract described in
Section 403(b) of the Code, a government plan described in Section 457 of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, prior to January 1, 2002, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan shall mean an individual retirement account or individual retirement annuity.

        SECTION 2.14 Eligible Rollover Distribution. "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include (i) any distribution that is one of a Series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; (ii) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and (iv) effective January 1, 1999, any hardship distribution described in Section 401(k)(2)(B)(i)(IV) of the Code.

        SECTION 2.15 Employee. "Employee" shall mean a person currently employed by the Employer, any portion of whose income is subject to withholding of income tax and/or for whom Social Security contributions are made by the Employer, and any other person qualifying as a


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common-law employee of the Employer. Any person deemed under Section 414(n) of the Code to be a leased employee of the Employer shall also be considered an Employee. Notwithstanding the foregoing, if such leased employees constitute less than or equal to twenty percent (20%) of the Employer's non-highly compensated work force within the meaning of Section 414(n)(5)(C)(ii) of the Code, the term Employee shall not include those leased employees covered by a plan maintained by the leasing organization described in Section 414(n)(5) of the Code.

        SECTION 2.16 Employer. "Employer" shall mean Sanmina-SCI Corporation and any other Affiliated Employer which adopts this Plan with the consent of Sanmina-SCI Corporation.

        SECTION 2.17 Employment Commencement Date. "Employment Commencement Date" shall mean the date on which an individual first completes an Hour of Service for the Employer.

        SECTION 2.18 Entry Date. "Entry Date" shall mean the date on which the Participant satisfies the service requirement set forth in Section 3.1.

        SECTION 2.19 ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974 and any amendments thereto.

        SECTION 2.20 FMLA. "FMLA" shall mean the Family and Medical Leave Act of 1993 and any regulations thereunder or amendments thereto.

        SECTION 2.21 Highly Compensated Employee. "Highly Compensated Employee" shall mean an individual described in subsection (a) below as modified by subsections (b) and (c) below:

            (a) General Rule. Any Employee of the Employer who:

                (i) Was a 5-percent owner (as defined in Code Section 416(i)(1)) during the Current Plan Year or the preceding Plan Year; or


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                (ii) Received Compensation greater than $80,000 (or such larger amount as may be determined pursuant to Section 414(q)(1) of the Code to reflect cost of living adjustments) during the preceding Plan Year.

            (b) Former Employees. For purposes of this Section, a former employee shall be treated as a Highly Compensated Employee if (i) the former employee was a Highly Compensated Employee at the time the employee separated from service with the Employer; or (ii) the former employee was a Highly Compensated Employee at any time after he attained age 55.

            (c) Compliance with Code Section 414(q). The determination of who is a "Highly Compensated Employee," including all of the parts of that definition, shall be made in accordance with Code Section 414(q) and the regulations promulgated thereunder.

        SECTION 2.22 Hour of Service.  "Hour of Service" shall mean:

            (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer, a company acquired by the Employer, or an Affiliated Employer. These hours shall be credited to the Employee for the twelve-month period in which the duties are performed. For purposes of this Section 2.22, "Hour of Service" with an Affiliated Employer or acquired company shall include hours for which an Employee is paid, or entitled to payment, for the performance of duties for the Affiliated Employer or acquired company, including the performance of duties for the Affiliated Employer or acquired company prior to the date the Affiliated Employer adopts this Plan in accordance with Section 2.16 or was acquired.

            (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer or Affiliated Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or each hour the Employee is on a Leave of Absence. No more than 501 Hours of Service shall be credited under this subparagraph (b) for any single continuous period (whether or not such period occurs in a single


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twelve-month period). Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by reference;

            (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or Affiliated Employer. The same hours of service shall not be credited both under subparagraph (a) or
(b) above, as the case may be, and under this subparagraph (c). These hours shall be credited to the Employee for the twelve-month period or periods to which the award or agreement pertains rather than the twelve-month period in which the award, agreement or payment was made; and

            (d) Hours of Service for an Employee who is not paid on an hourly basis or for whom records of hours are not maintained shall be determined by crediting such Employee with forty-five (45) Hours of Service for each week in which the Employee would have been credited with at least one (1) Hour of Service under subparagraphs (a), (b) or (c) above. Hours of Service for each other Employee shall be determined on the basis of actual hours for which the Employee is paid or entitled to payment.

            (e) Notwithstanding the foregoing, the extent to which and the purpose for which Hours of Service are to be credited to Employees on leave of absence under FMLA or under the Veterans Reemployment Rights Act shall be determined in accordance with pertinent provisions of the FMLA or the Veterans Reemployment Rights Act, as applicable.

        SECTION 2.23 Investment Manager. "Investment Manager" shall mean any fiduciary (other than the Trustee or Employer):

            (a) who has the power to manage, acquire, or dispose of any asset of the Plan;


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            (b) who is (i) registered as an investment advisor under the
Investment Advisor Act of 1940, (ii) is a bank, as defined in this Act, or (iii) is an insurance company qualified to perform services described in subparagraph
(a) under the laws of more than one state; and

            (c) who has acknowledged in writing that he or she is a fiduciary with respect to the Plan.

        SECTION 2.24 Late Retirement Date. "Late Retirement Date" shall mean the date of termination of employment which, at the election of a Participant, occurs after a Participant's Normal Retirement Date.

        SECTION 2.25 Leased Employee. "Leased Employee" shall mean any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, and such services are performed under the primary direction or control of the recipient. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

        SECTION 2.26 Leave of Absence. "Leave of Absence" shall mean any unpaid leave of absence granted as such, in writing, to an Employee by the Employer or an Affiliated Employer.

        SECTION 2.27 Matching Contribution(s). "Matching Contribution" shall mean a contribution made by the Employer on account of Participants' Salary Deferrals, as provided in Section 4.2.

        SECTION 2.28 Normal Retirement Date. "Normal Retirement Date" shall mean the Participant's sixty-fifth (65th) birthday.

        SECTION 2.29 Participant. "Participant" shall mean an Employee or former Employee who has satisfied all the requirements as stated in Article III. A Participant is an Active Participant if he or she is actually participating in the Plan for the particular Plan Year, but he or she shall continue as an Inactive Participant until his or her Account has been fully distributed.

        SECTION 2.30 Period of Severance. "Period of Severance" shall mean the period of time commencing on an Employee's Severance Date and ending on the date, if any, on which the Employer again completes an Hour of Service for the Employer.

        SECTION 2.31 Plan. "Plan" shall mean this Plan as adopted by the Employer.

        SECTION 2.32 Plan Year. "Plan Year" shall mean the period of twelve (12) consecutive months beginning on January 1 and ending on December 31.

        SECTION 2.33 Qualified Nonelective Contributions. "Qualified
Nonelective contributions" shall mean Employer contributions (other than Matching Contributions or Matching Contributions made pursuant to Section 4.4(e)(iii)) that are allocated to Participants in accordance with Section 4.4(e)(iv); that are nonforfeitable when made, and are distributable only in accordance with Sections 7.4(a)(i) through (vi); except that Qualified Nonelective Contributions (and earnings attributable to such contributions) made for any Plan Years on and after January 1, 1989 shall not be distributed on account of financial hardship as described in Section 7.5(b).

        SECTION 2.34 Reemployment Commencement Date. "Reemployment Commencement Date" shall mean the first date, following a Period of Severance that is not required to be taken into account as set forth in Sections 2.32, on which an individual completes an Hour of Service for the Employer.

        SECTION 2.35 Required Beginning Date. "Required Beginning Date" shall mean the later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 or retires except that benefit distributions to a 5-percent owner must commence by the

April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. A Participant who is not a 5-percent owner may elect in writing to begin receiving distributions at any time between the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 and the date upon which the Participant retires.

        SECTION 2.36 Restatement Date. "Restatement Date" shall mean April 1, 2001.

        SECTION 2.37 Retired Participant. "Retired Participant" shall mean a Participant who has retired under the retirement provisions of this Plan.

        SECTION 2.38 Salary Deferral(s). "Salary Deferral" shall mean an amount which a Participant elects to defer by payroll withholding from his or her current Compensation, which amount is contributed to the Plan by the Employer and allocated to the Participant's Salary Deferral Account, as provided in Sections 4.1 and 5.1.

        SECTION 2.39 Severance Date. "Severance Date" shall mean the earlier of
(1) the date on which an Employee quits, retires, is discharged or dies; or (2) the date on which falls the first anniversary of the first day of the Employee's period of absence from service for reasons ..other than quit, retirement, discharge or death. However, the Severance Date of an Employee who is absent from service because of the Employee's pregnancy, the birth of the Employee's child, the placement of a child with the Employee in connection with an adoption, or for purposes of caring for the child during the period immediately following the birth or placement shall be the second anniversary of the first day of such absence. The period between the first and second anniversaries of the first day of absence from service is neither a Year of Service nor a Period of Severance.

        SECTION 2.40 Spousal Consent. "Spousal Consent" shall mean the prior written consent of the Participant's spouse to a Beneficiary designation by the Participant. The consent must be in a form acceptable to the Committee, acknowledge the effect of such designation and be notarized. Spousal Consent to a Beneficiary designation shall be valid only with respect to such spouse and shall be limited to a specific nonspouse Beneficiary. The Participant may revoke the Beneficiary designation at any time, which shall revoke the spouse's consent, and designate a new Beneficiary if the Participant's spouse consents to the new designation as provided for in this Section. Notwithstanding the foregoing, Spousal Consent shall not be required if it is established to the satisfaction of the Committee that such consent cannot be obtained because there is no spouse, the spouse cannot be located, or such other circumstances exist as may be prescribed by applicable Treasury Regulation.

        SECTION 2.41 Trust. "Trust" shall mean the trust established pursuant to the Trust Agreement.

        SECTION 2.42 Trust Agreement. "Trust Agreement" shall mean the agreement entered into by the Employer and Trustee for the purposes of holding the Trust Fund.

        SECTION 2.43 Trustee. "Trustee" shall mean the Fidelity Investments Institutional Operations Company including any successor or successors.

        SECTION 2.44 Trust Fund. "Trust Fund" shall mean all funds and assets which shall be held by the Trustee.

        SECTION 2.45 Valuation Date. "Valuation Date" shall mean any business day the New York Stock exchange is open for trading. Notwithstanding the foregoing, a Participant's Account shall be valued upon distribution in accordance with Section 7.1(d).

        SECTION 2.46 Vest, Vested, or Vesting. "Vest", "Vested" or "Vesting" shall mean the process of acquiring or the acquisition of a nonforfeitable, unconditional right to all or a portion of the balance in a Participant's Account.

        SECTION 2.47 Year of Service. "Year of Service" shall mean any Plan Year in which the Participant is credited with at least 1,000 Hours of Service.

                                   ARTICLE III

                                  PARTICIPATION

        NOTE: SECTION 3.1 AMENDED BY AMENDMENT NUMBER 5 EFFECTIVE APRIL 1, 2001

        SECTION 3.1 Service Requirements. Each Eligible Employee who is a Participant in the Plan on the Restatement Date shall continue to be a Participant. Each other Eligible Employee shall become a Participant on the Entry Date on which he or she has: (i) completed one month of service and (ii) provided notification to the Plan Administrator (in a manner approved by the Plan Administrator) of the Plan investment fund(s) in which the Participant's Account shall be invested. Notwithstanding the foregoing, those Eligible Employees hired by SCI Systems (Alabama), Inc. as part of the acquisition of those certain IBM manufacturing facilities announced on January 8, 2002 shall become Participants on the date on which the such acquisition becomes final. For all purposes of the Plan, each such Eligible Employee shall be given credit for any and all Years of Service which he or she may have earned while employed by the IBM Corporation.

        SECTION 3.2 Reparticipation Following Termination of Participation. A Participant shall again become a Participant on the date he or she recommences employment as an Eligible Employee with the Employer or is reclassified as an Eligible Employee.

        SECTION 3.3 Change in Status. If an Employee is excluded from participating in the Plan because he or she is not an Eligible Employee, he or she shall be eligible to participate in the Plan on the first day he or she becomes an Eligible Employee, provided the requirements in Section 3.1 are satisfied, but not earlier than the Entry Date on which he or she would have commenced participation had he or she not been excluded under Section 2.12.

        SECTION 3.4 Absent on Entry Date. An Employee who satisfies the eligibility requirements of Section 3.1 but who is absent on the Entry Date on which such Employee would otherwise enter the Plan shall become a Participant on the following date:

            (a) As of the date the Employee returns to employment if he or she returns to employment before incurring five (5) consecutive one-year Periods of Severance;

            (b) As of the date a new Employee would become a Participant under
Section 3.1 if the Employee returns to employment after incurring five (5) consecutive one-year Periods of Severance.

        SECTION 3.5 Disregarding Service. If an Employee incurs a Period of Severance with the Employer at a time when the Employee is not a Participant, all of the Participant's Periods of Service with the Employer prior to the severance shall be disregarded for purposes of eligibility unless the Employee is reemployed by the Employer prior to incurring five (5) consecutive one-year Periods of Severance.

                                   ARTICLE IV

                                  CONTRIBUTIONS

NOTE: SECTION 4.1(a) AMENDED BY AMENDMENT NUMBER TWO AND AMENDMENT NUMBER THREE, EFFECTIVE APRIL 1, 2001

        SECTION 4.1 Salary Deferrals.

            (a) Authorization and Amount. A Participant may elect to reduce his or her Compensation and to have the amount of such reduction contributed to the Plan by the Employer. Such election shall be submitted at a time and in a form prescribed by the Employer, and shall authorize the Employer to deduct from one percent (1%) to eighty-five percent (85%) (in whole percents) from the Participant's Compensation for each payroll period and to deposit such amount in the Trust Fund. Such election shall become effective as soon as administratively feasible following the Employer's timely receipt of the election. Notwithstanding the foregoing, a Participant who has made a hardship withdrawal pursuant to Section 7.5(b) shall have his or her Salary Deferral election suspended until the end of the six-month period beginning on the date the Participant made the hardship withdrawal.

            (b) Discontinue or Change Salary Deferrals. As of each payroll date, a Participant may elect, in accordance with subparagraph (a) above, to discontinue or to change the amount of his or her Salary Deferrals. Such election shall be submitted at a time and in a form prescribed by the Employer. Such election shall become effective as soon as administratively feasible following the Employer's timely receipt of the election.

            (c) Timing. Amounts subject to the election shall be deposited by the earliest date on which such amounts can reasonably be segregated from the general assets of the Employer, but in no event later than the 15th business day of the month following the month in which such Salary Deferrals would otherwise have been paid to the Participant. All Salary Deferrals paid into the Plan shall be separately accounted for in the Participant's Salary Deferral Account.

        SECTION 4.2 Employer Matching Contributions.

            (a) Amount. For each Plan Year, the Employer may make a Matching Contribution of seventy-five cents ($0.75) for every dollar of each Participant's Salary Deferral, up to a maximum Matching Contribution of $2,700.00 per Participant. In addition to the foregoing limitation, such Matching Contribution shall not exceed the total of each Participant's Salary Deferrals for each payroll period up to six percent (6%) of each such Participant's Compensation for the payroll period.

            (b) Timing. The payment of Employer Matching Contributions, if any, for any Plan Year shall be made not later than the due date of the Employer's federal income tax return for such year including any extension thereof. In the event the Employer is unable to finally determine the correct amount of its allowable Plan contribution within the time required for payment, it shall pay an estimated amount, any deficiency to be paid as soon as finally determined and any excess to be used to reduce the contributions required for the next and subsequent Plan Year.

        SECTION 4.3 Limitations.

            (a) Section 404 and 415 Limitations. In no event shall the contributions under Sections 4.1 and 4.2 above exceed in the aggregate the limitations set forth in Section 404 of the Code or any successor to that Section, or with respect to any Participant, the limitations set forth in
Section 415 of the Code. For purposes of administering the Plan, such limitations shall be calculated on a payroll period basis, and the Employer may reduce the percentages in Sections 4.1 and 4.2 in order to satisfy the limitations.

NOTE: SECTION 4.3(b) AMENDED BY AMENDMENT NUMBER TWO, EFFECTIVE APRIL 1, 2001

            (b) Annual Deferral Limitation.

                (i) Subject to subparagraphs (ii) and (iii) below, for taxable years of the Participant, the Salary Deferrals of the Participant under the Plan and all other plans maintained by the Employer or any Affiliated Employer shall not exceed in the aggregate $11,000 of Compensation, (as adjusted by the Secretary of the Treasury at the same time and in the same manner as under
Section 415(d) of the Code) earned during the applicable taxable year. Notwithstanding any Plan provision to the contrary (except subparagraph (iii) below), if it is determined that this dollar limitation is exceeded, the Plan shall distribute to the Participant the excess amount (as adjusted for gains and losses allocable thereto for the applicable taxable year) no later than April 15 following the close of the Participant's taxable year. Adjustments for gains and losses shall be computed in accordance with Treasury Regulation Section 1.402(g)-l(e)(5)(ii).

                (ii) If a Participant makes a hardship withdrawal pursuant to
Section 7.5(b), his or her Salary Deferrals for the next taxable year shall be limited to the maximum deferral amount permitted under subparagraph (i) above for such year minus the amount of Salary Deferrals the Participant made in the taxable year of the withdrawal.

                (iii) Each Participant who is at least age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

        SECTION 4.4 Salary Deferral Nondiscrimination Requirements.

                (a) The availability of Salary Deferrals shall not discriminate in favor of Highly Compensated Employees. Therefore, in addition to any other requirements stated in the

Plan, the Average Deferral Percentage (ADP) for Highly Compensated Employees for a Plan Year may not exceed the greater of:

                (i) 125% of the Average Deferral Percentage for nonhighly compensated employees; or

                (ii) 200% of the Average Deferral Percentage for nonhighly compensated employees, provided that the Average Deferral Percentage for Highly Compensated Employees does not exceed the Average Deferral Percentage for nonhighly compensated employees by more than two (2) percentage points, or such lesser amount as the Secretary of Treasury shall prescribe to prevent the multiple use of this limitation with respect to any Highly Compensated Employee pursuant to Treasury Regulation Section 1.401(m)-2. In the event that the multiple use limitation is exceeded, the correction method to be used shall require that the ACP of only those Highly Compensated Employees who are eligible to have Salary Deferrals and Matching Contributions made on their behalf be adjusted in the manner set forth in Treasury Regulation Section l.401(m)-2(c)(3).

            (b) For purposes of satisfying the ADP test outlined in subparagraph
(a), the following definitions and rules shall apply:

                (i) The "Average Deferral Percentage" for each group of Employees (Highly Compensated and nonhighly compensated employees) shall be the average of the Actual Deferral Ratios for each eligible Employee. The "Actual Deferral Ratio" for each eligible Employee shall be:

                    (1) for Highly Compensated Employees, the amount of the Salary Deferrals made by such an Employee for the Plan Year (including Salary Deferrals under this Plan which exceed the limitations in Section 4.3(b) regardless of whether such deferrals are distributed to the Participant under
Section 4.3(b)(i)) divided by the Compensation earned by each Highly Compensated Employee for the Plan Year, subject to subparagraph (b)(iv) below.

                    (2) for nonhighly compensated employees, the amount of the Salary Deferrals made by such an Employee for the prior Plan Year divided by the Compensation earned by each nonhighly compensated employee for the prior Plan Year, subject to subparagraph (b)(iv) below.

                (ii) If an eligible Employee makes no Salary Deferrals for a Plan Year, the Actual Deferral Ratio for that individual is zero. If a Highly Compensated Employee is eligible to make Salary Deferrals during the same period under more than one plan sponsored by the Employer, the Actual Deferral Ratio for the Employee shall be calculated by treating all the cash or deferred arrangements under which the Highly Compensated Employee is eligible to participate as one arrangement.

                (iii) The term "eligible Employee" shall mean each Employee who is directly or indirectly eligible to make Salary Deferrals to the Plan for all or a portion of the Plan Year. The term "eligible Employee" shall include:

                    (1) an Employee who would be a Participant but for the failure to make required contributions;

                    (2) an Employee whose right to make employee contributions or Salary Deferrals has been suspended because of an election not to participate (other than the one-time election permitted by Proposed Treasury Regulation Section l.401(k)-l(g)(3)(ii)) or because of the receipt of a distribution or a loan; and

                    (3) an Employee who is unable to make Salary Deferrals because his or her compensation is less than a stated dollar amount.

                (iv) Compensation taken into account shall be limited to Compensation received while the Employee is an eligible Employee.

            (c) For purposes of the ADP test, Salary Deferrals shall be taken into account for a Plan Year if:

                (i) they relate to Compensation that either would have been received by the Employee in the Plan Year (but for the election to defer) or is attributable to services performed by the Employee in the Plan Year and would have been received by the Employee within two and one-half (2 1/2) months after the close of the Plan Year (but for the election to defer);

                (ii) they are not contingent on participation or service performed after the end of the Plan Year; and

                (iii) they are paid to the Trust no later than twelve (12) months after the end of the Plan Year to which the Salary Deferrals relate.

            (d) For purposes of determining whether a plan satisfies the ADP test, all Salary Deferrals that are made under two (2) or more plans that are aggregated for purposes of Sections 401(a)(4) or 410(b) (other than 410(b)(2)(A)(ii)) shall be treated as made under a single plan. If two (2) or more plans are permissively aggregated for purposes of Section 401(k), the aggregated plans must also satisfy Sections 401(a)(4) and 410(b) as though they were a single plan.

            (e) If a Participant's Salary Deferrals during any Plan Year would cause the Plan to fail to meet the nondiscrimination requirements of Section 401(k) of the Code and the Treasury Regulations thereunder, then the Employer may take one or more of the following corrective actions until such requirements are satisfied, in accordance with Treasury Regulation Section 1.401(k)-1(f):

                (i) Reduce the allowable percentage of Compensation being contributed to the Plan as Salary Deferrals on behalf of the Highly Compensated Employees.

                (ii) Return, as necessary, the Salary Deferrals (as adjusted for gains and losses allocable thereto for the Plan Year) for some or all of the Highly Compensated Employees after the end of the Plan Year in which the excess occurred but before two and one-half (2-1/2) months after the end of that Plan Year; provided, however, that if the return of such excess contributions cannot be made within that time period then no later than the end of the twelve (12) month period immediately following the end of that Plan Year. Such return shall be made in accordance with subparagraphs (f) and (g).

                (iii) Utilize Matching Contributions as Salary Deferrals, subject to the provisions of Sections 7.4(a)(i) through (vi); except that Matching Contributions utilized as Salary Deferrals (and earnings attributable to such contributions) for Plan Years commencing on and after January 1, 1989 shall not be distributed on account of financial hardship as described in
Section 7.5(b).

                (iv) Make a Qualified Nonelective Contribution on behalf of nonhighly compensated eligible Employees such that the ADP test is satisfied. Qualified Nonelective Contributions shall be allocated to any or all such Employees (as determined by the Employer), including Employees who have terminated employment during the Plan Year, based on their compensation for the Plan Year, ranked in ascending order.

            (f) The return of the amount of the excess contributions for a Highly Compensated Employee pursuant to subparagraph (e)(ii) above shall be determined in accordance with Section 401(k)(8)(C) of the Code.

            (g) The adjustment for gains and losses shall be computed in accordance with Treasury Regulation Section 1.401(k)-1(f)(4)(ii)(B).

            (h) The amount of excess Salary Deferrals to be distributed to a Participant for a Plan Year shall be reduced by any excess Salary Deferrals previously distributed to such Participant for the Plan Year.

        SECTION 4.5 Matching Contributions Nondiscrimination Requirements.

            (a) Notwithstanding anything contained in the Plan to the contrary, the Matching Contributions to the Plan must satisfy the nondiscrimination tests of Section 401(a)(4). The Plan will satisfy the tests if the Average Contribution Percentage (ACP) for the group of eligible Highly Compensated Employees does not exceed the greater of:

                (i) 125% of the ACP for all other eligible Employees, or

                (ii) 200% of the ACP for all other eligible Employees, so long as the ACP for the eligible Highly Compensated Employees does not exceed the ACP for all other eligible Employees by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this limitation with respect to any Highly Compensated Employee pursuant to Treasury Regulation Section 1.401 (m)-2.

            (b) For purposes of determining whether the ACP test set forth in subparagraph (a) above is satisfied, the following definitions and rules shall apply:

                (i) The "Average Contribution Percentage" for a group of eligible Employees shall be the average of the ratios (calculated separately for each Employee in the group) of (1) to (2) (the Actual Contribution Ratio) where
(1) and (2) are defined as follows:

                    (1) the sum of the amount of Matching Contributions (and other contributions taken into account) under the Plan made on behalf of each Participant in the applicable group for the Plan Year.

                    (2) the Compensation earned by each Participant in the applicable group, subject to subparagraph (b)(iii) below.

                (ii) An "eligible Employee" is any Employee who is directly or indirectly eligible to receive an allocation of Matching Contributions. The term "eligible Employee" includes:

                    (1) an Employee who would be a Participant but for the failure to make required contributions;

                    (2) an Employee whose right to receive Matching Contributions has been suspended because of an election not to participate (other than the one-time election permitted by Regulation 1.401(m)-l(f)(4)(ii));

                    (3) an Employee who is unable to receive a Matching Contribution because his or her compensation is less than a stated dollar amount; and

                    (4) an Employee who may receive no additional Annual Additions because of Section 415(c)(1) and 415(e) (limitations on Annual Additions).

                (iii) Compensation taken into account shall be limited to Compensation received while the Employee is an eligible Employee.

            (c) For purposes of the ACP Test, a Matching Contribution shall be taken into account for a Plan Year if it is:

                (i) made on account of the Employee's Salary Deferrals;

                (ii) allocated to the Employee's account during that Plan Year; and

                (iii) paid to the Trust no later than the last day of the following Plan Year.

            (d) Matching Contributions which are used to satisfy the Average Deferral Percentage test of Section 401(k)(3)(A) may not be taken into account for purposes of the ACP test.

            (e) All Matching Contributions that are made under two (2) or more plans that are aggregated for purposes of Section 401(a)(4) and 410(b) (other than Section 410(b)(2)(A)(ii)) shall be treated as made under a single plan. If two (2) or more plans are permissively aggregated for purposes of Section 401(m), the aggregated plans must also satisfy the Section 401(a)(4) nondiscrimination requirements and the 410(b) minimum coverage requirements as though the aggregated plans were one plan.

            (f) If a Highly Compensated Employee of the Employer is eligible to participate in two (2) or more plans sponsored by the Employer, the ACP of such employee shall be determined by aggregating all Matching Contributions made on behalf of or by the Employee to any of the plans.

            (g) If it is determined that the limitation contained in subparagraph (a) has been or shall be exceeded in any Plan Year, the Employer may take one or more of the following corrective actions:

                (i) Make a Qualified Nonelective Contribution on behalf of nonhighly compensated eligible Employees such that the ACP test is satisfied. Qualified Nonelective Contributions shall be allocated to any or all such Employees (as determined by the Employer), including Employees who have terminated employment during the Plan Year, based on their Compensation for the Plan Year, ranked in ascending order.

                (ii) Distribute, as necessary, the excess Matching Contributions (as adjusted for gains and losses allocable thereto for the Plan Year) for some or all of the Highly Compensated Employees after the end of the Plan Year in which the excess occurred but before two and one-half (2-1/2) months after the end of that Plan Year; provided, however, that if the return of such excess contributions cannot be made within that time period, then no later than the end of the twelve (12) month period immediately following the end of that Plan Year.

            (h) The return of the amount of the excess contributions for a Highly Compensated Employee pursuant to subparagraph (g)(ii) above shall be determined in accordance with Section 401(m)(6)(C) of the Code and the Treasury Regulations thereunder (including Section 1.401(m)-1(e)(3)(ii)(B) regarding income allocation) and/or with any related guidance issued by the Internal Revenue Service under Section 401(m) of the Code.

        SECTION 4.6 Voluntary Contributions. No Voluntary Contributions may be made to the Plan. Voluntary contributions previously made to the Plan shall be held and invested as part of the Plan in the Participant's Voluntary Contribution Account. The balance of such account shall be fully vested and nonforfeitable at all times. Notwithstanding the foregoing, the Committee may, in its sole and absolute discretion, make a determination to reimplement a program of Voluntary Contributions to be operated in a uniform and nondiscriminatory manner.

NOTE: SECTION 4.7 AMENDED BY AMENDMENT NUMBER TWO, EFFECTIVE APRIL 1, 2001

        SECTION 4.7 Rollover Contributions. The Trustee, at the direction of and in the discretion of the Committee, shall accept from a Participant any assets which qualify as an "eligible rollover distribution" within the meaning of
Section 402(c) or 403(a)(4) of the Code. If accepted into this Plan, those assets shall be treated as part of the Participant's Account balance. The Trustee may also accept a transfer of a Participant's Account balance from the trust of another Employer-sponsored plan qualified under Section 401(a) of the Code to be held as rollover contributions hereunder. If at any time it is determined that any assets contributed under this Section do not meet the requirements set forth herein, then the Trustee shall promptly distribute such assets to the Participant.

            (a) The Plan will accept the following types of rollovers:

                (i) Direct Rollovers. The Plan will accept a direct rollover of an Eligible Rollover Distribution from:

                    (1) a qualified plan described in Section 401(a) or 403(a) of the Code;

                    (2) an annuity contract described in Section 403(b) of the Code; or

                    (3) an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

                (ii) Participant Rollover Contributions from Other Plans. The Plan will accept a Participant contribution of an Eligible Rollover Distribution from:

                    (1) a qualified plan described in Section 401(a) or 403(a) of the Code;

                    (2) an annuity contract described in Section 403(b) of the Code; or

                    (3) an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

                (iii) Participant Rollover Contributions from Other IRAs. The Plan will accept a Participant rollover contribution of the portion of a distribution from an individual retirement account or annuity described in
Section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income.

        SECTION 4.8 Veterans Reemployment Rights Under USERRA. Notwithstanding any provisions of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with Section 414(u) of the Code.

                                    ARTICLE V

                                   ALLOCATIONS

        SECTION 5.1 Salary Deferrals. Salary Deferrals shall be allocated to each Participant's Salary Deferral Account in an amount equal to the Salary Deferrals elected by the Participant and contributed to the Plan by the Employer for the Plan Year.

        SECTION 5.2 Matching Contributions.

            (a) Allocation. Matching Contributions, shall be allocated to the Matching Contribution Account of each eligible Participant as follows: For each dollar of Salary Deferral allocated, seventy-five cents ($0.75) of Matching Contribution shall be allocated until the total Matching Contribution has been fully allocated in accordance with Section 4.2(a).

            (b) Eligibility. Matching Contributions for the Plan Year shall be allocated among the Accounts of all Participants.

            (c) Treatment as Salary Deferrals. If necessary to satisfy the nondiscrimination requirements under Section 4.4, the Employer may direct that some or all of the Matching Contributions that would be allocated to a Participant under subparagraph (a) above shall instead be treated as Salary Deferrals and shall be allocated to such Participant's Salary Deferral Account as provided under Section 4.4(e)(iii).

        SECTION 5.3 Voluntary and Rollover Contributions. Voluntary Contributions previously made to the Plan and assets rolled over or transferred to the Plan shall be allocated to the Voluntary Contribution Account or Rollover Contribution Account, as applicable, of each Participant for whom such contribution, rollover or transfer has been made or accepted.

        SECTION 5.4 Limitations on Allocations.

            (a) Maximum. The Annual Additions (as defined in Section 415(c)(2) of the Code) with respect to a Participant for any Limitation Year shall not exceed the maximum permissible amount specified in Section 415(c)(1) of the Code. The Limitation Year shall mean the Plan Year.

            (b) Aggregation. If a Participant in this Plan is also a Participant in another defined contribution plan maintained by the Employer, the aggregate Annual Additions of the Participant under this Plan and such other plan(s) shall not exceed the maximum specified in Section 415(c)(1) of the Code. The Committee shall prescribe such rules as may be necessary or appropriate with respect to applying this limit to the respective plans involved so as to ensure that the aggregate limit on Annual Additions is not exceeded.

            (c) Incorporation of Section 415. In order to ensure compliance with
Section 415 of the Code, the Plan hereby incorporates said Section by reference as though it were set out as part of this Plan. In applying Section 415 of the Code to this Plan, the Plan shall include each grandfather or transition rule provided by such Section or any law amending such Section, in order to allow the largest benefit otherwise payable hereunder, or under other plans maintained by the Employer, to be paid.

            (d) Account Reduction. If, as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's Compensation or in determining the amount of Elective Deferrals that may be made with respect to a Participant under the limits of Section 415 of the Code, or as a result of other limited facts and circumstances which the Commissioner of Internal Revenue finds to be applicable, the Annual Additions of a Participant exceed the maximum permissible amount as of the date of any allocation made with respect to the Limitation Year, such excess shall be reduced as follows:

                (i) First, by returning to such Participant, to the extent necessary, his or her Salary Deferrals with investment gains or losses attributable to such contributions.

                (ii) Second, to the extent that such excess cannot be returned to such Participant, such amounts shall be used to reduce Employer contributions for the next Limitation Year for that Participant (and succeeding Limitation Years, as necessary) if that Participant is covered by the Plan as of the end of the Limitation Year. If that Participant is not covered by the Plan as of the end of the Limitation Year, such excess shall be allocated to a suspense account and reallocated among the Accounts of active Participants as of the last day of each succeeding Plan Year until the excess is exhausted, provided that the Annual Addition limit with respect to any Participant may not be exceeded in any Limitation Year. In the event of termination of the Plan, the suspense account shall revert to the Employer to the extent it may not then be allocated to any Participant's Account.

                (iii) Notwithstanding any other provision contained in the Plan to the contrary, the Employer shall not make any contribution to the Plan in a year following the year in which a suspense account as described in subparagraph
(d)(ii) above is in existence until such suspense account has been allocated and reallocated as provided for herein.

        SECTION 5.5 Allocation of Trust Gains and Losses. As of each Valuation Date and before allocating any contributions or forfeitures for the period in question, the Trustee shall render an accounting of the Trust in accordance with
Section 15.1. The net earnings or losses for the period for which the accounting is rendered shall be allocated among the Accounts of the Participants proportionate to their balances as of the immediately preceding Valuation Date less all distributions made from the Trust Fund since that date. If one or more separate investment funds have been established, the net income or loss of each fund shall be allocated to each Account invested in such investment fund in proportion to the value of each Account invested in such funds as of the immediately preceding Valuation Date. Amounts held in a suspense account pursuant to Section 5.4(d)(ii) shall share in Trust Fund income or losses. The Committee may adopt any method it deems appropriate to reflect the proportionate debiting or crediting of earnings and losses for the period in question provided such method is applied with reasonable consistency from period to period.

                                   ARTICLE VI

                             VESTING AND FORFEITURES

        SECTION 6.1 Salary Deferrals, Voluntary and Rollover Contributions. A Participant shall always be 100 percent (100%) Vested in the balance in his or her Salary Deferral Account, Voluntary Contribution Account and Rollover Contribution Account.

        SECTION 6.2 Matching Contributions.

            (a) Vesting Schedule. Effective, January 1, 2001, except as otherwise provided in this Section 6.2, a Participant's Matching Contribution Account shall Vest in accordance with the following schedule:

                    Year of Service                   Vested Percentage
                    ---------------                   -----------------
                   Less than 1 year                           0%

                             1 year                          25%

                            2 years                          50%

                            3 years                          75%

                    4 years or more                         100%


            (b) Prior Vesting Schedule.

        Prior to January 1, 2001, a Participant's Matching Contribution Account Vested in accordance with the following schedule:

                     Year of Service                 Vested Percentage
                     ---------------                 -----------------
                   Less than 2 years                          0%

                             2 years                          40%

                             3 years                          60%

                             4 years                          80%

                     5 years or more                         100%

            (c) Special Vesting Schedules.


                (i) Former Elexsys Employees. Employees who were employed by Elexsys and who become Employees of the Employer as a direct result of the December 1, 1997 acquisition of Elexsys by the Employer shall always be 100 percent (100%) vested in the balance in his or her Matching Contribution Account.

                (ii) Former Pragmatech Employees. Employees who were employed by Pragmatech and who become Employees of the Employer as a direct result of the May 1, 1998 acquisition of Pragmatech by the Employer shall always be 100 percent (100%) vested in the balance in his or her Matching Contribution Account.

                (iii) Former Interworks Employees. Employees who were employed by Interworks and who became Employees of the Employer as a direct result of the June 27, 2000 acquisition of Interworks by the Employer shall become vested in their Matching Contribution Account in accordance with the following schedule:

                     Year of Service                 Vested Percentage
                     ---------------                 -----------------
                    Less than 1 year                          0%

                              1 year                          50%

                             2 years                          75%

                     3 years or more                         100%


                (iv) Former HADCO Corporation Employees. Employees who were employed by HADCO Corporation and who became Employees of the Employer as a direct result of the June 23, 2000 acquisition of HADCO Corporation by the Employer shall become vested in their Matching Contribution Account in accordance with the following schedule:

                     Year of Service                 Vested Percentage
                     ---------------                 -----------------
                    Less than 1 year                          0%

                              1 year                          50%

                             2 years                          75%

                     3 years or more                         100%


            (d) Disregarding Service. Subject to subparagraphs (i) and (ii) below, in determining the Year of Service under the Plan for the purpose of determining a Participant's Vested percentage under subparagraphs (a) or (b) above or under Section 9.4, all of the Participant's Years of Service with the Employer shall be taken into account.

                (i) If a Participant incurs five (5) consecutive one-year Periods of Severance, all Years of Service completed after such Periods of Severance shall be disregarded for purposes of determining the Participant's Vested percentage in his or her Account attributable to pre-severance Matching Contributions.

                (ii) If a Participant incurs a Period of Severance with the Employer at a time when the Participant does not have a nonforfeitable interest in any portion of his or her Matching Contribution Account, the Participant's Years of Service completed prior to the severance shall be disregarded for purposes of determining the Participant's Vested percentage in his or her Matching Contribution Account unless:

                     (1) the Participant completes one Year of Service after returning to the employ of the Employer; and

                     (2) the number of consecutive one-year Periods of Severance incurred by the Participant is less than the greater of (A) five (5); or (B) the aggregate number of Years of Service (whether or not consecutive) completed before such Period of Severance.

            (e) Forfeitures.

                (i) Severance from Service. Subject to subparagraph (ii) below, if a Participant severs from service with the Employer, the nonvested portion of such Participant's Account, if any, shall be forfeited as of the last day of the Plan Year during which the Participant incurs five (5) consecutive one-year Periods of Severance. The Participant's Account shall continue to share in the allocation of Trust income or loss on each Valuation Date in accordance with the provisions of Section 5.5. If the Participant is reemployed and resumes covered service under the Plan prior to incurring five (5) consecutive one-year Periods of Severance, no forfeiture shall occur.

                (ii) Distribution.

                     (1) If a Participant severs from service with the Employer and receives a distribution of less than his or her entire Account, the nonvested portion of such

Account, if any, shall be forfeited immediately. If the Participant elects to receive less than the entire Vested Account balance, the part of the nonvested portion forfeited shall be the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Employer contributions and the denominator of which is the total value of the Account attributable to Employer contributions.

                     (2) If a Participant severs from service with the Employer when the value of his or her Vested Account balance is zero, the Participant shall be deemed to have received an immediate distribution of his or her entire Vested Account balance. The nonvested portion of such Account shall be forfeited immediately.

                (iii) Reinstatement.

                     (1) If a Participant receives a distribution pursuant to subparagraph (ii)(1) above, and such Participant is subsequently reemployed and resumes covered service under the Plan, the forfeited portion of his or her pre-break Account shall be reinstated, unadjusted for gains or losses, if the Participant repays the full amount of such distribution on or before the earlier of: (A) five (5) years after the first date on which the Participant is subsequently reemployed by the Employer; or (B) the close of the first period of five (5) consecutive one-year Periods of Severance commencing after the distribution.

                     (2) In the case of a Participant whose Vested Account balance is zero upon termination and who is reemployed and resumes covered service under the Plan prior to incurring five (5) consecutive Periods of Severance, his or her entire pre-break Account, unadjusted for gains or losses, shall be reinstated without regard to the repayment requirement of subparagraph
(1) above.

                (iv) Allocation of Forfeitures.

                     (1) Allocation. Amounts forfeited as of the last day of any Plan Year shall first be applied to reinstate Participant accounts in accordance with subparagraph (iii) above. If forfeitures remain after such reinstatement, such forfeitures shall be used to reduce the Employer's obligation to make Matching Contributions for the Plan Year of the forfeiture, in accordance with
Section 5.2. Any balance remaining at the end of the Plan Year shall be allocated to reduce the Plan's administrative fees.

                     (2) Insufficiency. If forfeitures for the Plan Year during which the Participant is reemployed are insufficient to reinstate a Participant's account as required, the Employer shall make an additional contribution in such amount as is necessary for reinstatement.

                                   ARTICLE VII

                            DISTRIBUTION OF BENEFITS

        SECTION 7.1 Amount of Benefit.

            (a) Retirement or Disability. When a Participant retires on or after his or her Early Retirement Date or Normal Retirement Date or incurs a Disability while an Employee, such Participant shall be entitled to receive the full amount credited to his or her Account. In the event the Participant continues to work beyond his or her Normal Retirement Date, a Participant shall be allowed to continue in the Plan and retire at any future date which shall be the Participant's Late Retirement Date. At such time, he or she shall be entitled to receive the full amount credited to his or her Account.

            (b) Termination Prior to Retirement. If a Participant terminates employment prior to his or her Early Retirement Date for any reason other than Disability or death, the Participant shall be entitled to receive the Vested percentage of the amount credited to his or her Account.

            (c) Death. In the event of a Participant's death, the Beneficiary shall be entitled to receive the full amount credited to the Participant's Account.

            (d) Value Upon Distribution. For purposes of this Article VII, so long as investment funds which are valued on a daily basis are the medium for the investment of Plan assets, the value of a Participant's Account shall be determined by the Trustee as of the date the Trustee receives authorized distribution instructions. If Plan assets are not valued on a daily basis, the value of a Participant's Account shall be determined as of the Valuation Date immediately preceding the date of distribution.

        SECTION 7.2 Form of Payment.

            (a) Normal Form of Distribution. A Participant's Vested Account balance shall be distributed to the Participant or the Participant's Beneficiary in cash or in kind, or in a combination of both at the Participant's election, at the time prescribed in Section 7.3, in a lump sum payment unless the Participant elects otherwise.

            (b) Optional Forms of Distribution. The Participant (or, if applicable, his or her Beneficiary) may elect a distribution in the form of monthly, quarterly, annual or semi-annual installments over a fixed reasonable period of time, not exceeding the Joint and Last Survivor Life Expectancy of the Participant and his or her Beneficiary. If the Participant or his or her Beneficiary chooses the installment method of distribution, the following shall apply:

                (i) If the Participant dies before the completion of installment payments, any balance in the Participant's Account shall be paid to his or her Beneficiary as provided in Section 7.1(c). If a Beneficiary who is receiving payments dies, any remaining balance of the Account shall be paid to the personal representative of the Beneficiary's estate. When establishing the terms of installment payments, at the time payments begin, the present value of the payments projected to be paid to the Participant, based on his or her life expectancy, must be more than fifty percent (50%) of the present value of the payments projected to be paid to the Participant and his or her Beneficiary, based on their joint life expectancies.

                (ii) As of any subsequent Valuation Date, the Administrator, with the consent of the Participant, may cause the amount then credited to the Accounts of the Participant to be paid in a lump sum.

                (iii) The following rules apply to payments after a Participant's death:

                      (1) Distribution Beginning Before Death. If a Participant dies after payments have begun, then his or her remaining vested Account balances, if any, must be distributed to his or her Beneficiary at least as rapidly as under the method of distribution elected by the Participant;

                      (2) Distribution Beginning After Death.

                          (A) If the Participant dies before distribution of his
or her interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (i) or (ii) below:

                              (i) if any portion of the Participant's interest
is payable to a designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

                              (ii) if the designated Beneficiary is the
Participant's Surviving Spouse, the date distributions are required to begin in accordance with (i) above shall not be earlier than the later of (a) December 31 of the calendar year immediately following the calendar year in which the Participant died, and (b) December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70 1/2).

                                   If the Participant has not made an election
pursuant to this paragraph (ii) by the time of his or her death, the Participant's designated Beneficiary must elect the method of distribution no later than the earlier of (a) December 31 of the calendar year in which distributions would be required to begin under this Section, or (b) December 31 of the calendar year which contains the fifth (5th) anniversary of the date of death of the Participant. If the Participant has no designated Beneficiary, or if the designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

                          (B) For purposes of paragraph (A) above, if the
Surviving Spouse dies after the Participant, but before payments to such Spouse begin, the provisions of paragraph (A), with the exception of paragraph (ii) therein, shall be applied as if the Surviving Spouse were the Participant.

                      (3) For the purposes of this Section, distribution of a Participant's interest is considered to begin on the Participant's required beginning date (or, if paragraph (B) above is applicable, the date distribution is required to begin to the Surviving Spouse pursuant to paragraph (A) above). If distribution in the form of an annuity (pursuant to an Appendix attached hereto) irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

        SECTION 7.3 Payment of Benefits.

        The Participant shall elect when to receive his or her Vested Account balance, which shall be paid as soon as administratively feasible, subject to the following provisions:

            (a) Earliest Commencement Date. No benefit payments shall be made or commence earlier than the earliest of:

                (i)   the Participant's termination of service;

                (ii)  the Participant's Disability;

                (iii) the Participant's Early Retirement Date;

                (iv)  the Participant's death;

                (v) subject to subparagraph (vi)(1) below, the termination of the Plan;

                (vi) in the case of distributions from a Participant's Salary Deferral Account, a determination in accordance with Section 7.5(b) that the Participant has incurred a hardship, or the occurrence of one of the following events: (1) termination of the Plan without establishment of a successor plan;
(2) the sale of substantially all of the assets used by the Employer in the trade or business in which the Participant is employed to an entity that is not an Affiliated Employer and that does not maintain the Plan, but only with respect to Employees who continue employment with the company acquiring such assets; or (3) the sale of an Affiliated Employer's interest in a subsidiary to an entity that is not an Affiliated Employer and that does not maintain the Plan, but only with respect to Employees who continue employment with the subsidiary.

                (vii) in the case of distributions from a Participant's Voluntary Contributions Account, the date of a distribution made in accordance with Section 7.5(a).

            (b) Latest Commencement Date.

                (i) Unless elected by the Participant, no benefit payments to the Participant shall be made or commence later than sixty (60) days after the close of the Plan Year in which the latest of the following dates occurs:

                    (1) the Participant's Normal Retirement Date;

                    (2) the tenth anniversary of the year in which the Participant commences participation in the Plan; or

                    (3) the date on which the Participant terminates his or her employment with the Employer.

                (ii) Election to Defer. A Participant may elect a later date for benefit payments to be made or commence. Any election to defer the payment of benefits must be in writing and must be received by the Committee no later than sixty (60) days prior to the date benefit payments would be made or commence in the absence of such election.

                (iii) Mandatory Distributions. Notwithstanding any other Plan provisions to the contrary, distribution of a Participant's Account balance shall be made or commence no later than the Participant's Required Beginning Date.

                (iv) Inability to Ascertain Benefit or Participant is Unavailable. If the amount of a Participant's benefits cannot be ascertained or the Participant (or his or her Beneficiary) is unavailable to receive a distribution, the distribution shall be made or begun retroactive to the prescribed date within sixty (60) days after such time as the amount of his or her benefits can be ascertained or the Participant (or his or her Beneficiary) becomes available in accordance with Section 10.8.

NOTE: SECTION 7.3(c) IS AMENDED BY AMENDMENT NUMBER TWO, EFFECTIVE APRIL 1, 2001

            (c) Small Benefit. If the Participant has terminated employment or has died with a Vested Account balance not greater than $5,000 on the date distributions commence, such Account balance shall be distributed in a lump sum payment as soon as administratively feasible after the date of termination or death. For purposes of this subsection, the value of a Participant's Vested Account balance shall be determined without regard to that portion of the Account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Section 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code.

            (d) With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Section 301(a)(9) of the Internal Revenue Code in accordance with the regulations under Section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

        SECTION 7.4 Death of a Participant.

            (a) Beneficiaries.

                (i) Designation. Each Participant shall have the right to designate, on forms provided by the Employer, a Beneficiary or Beneficiaries to receive the benefits provided under the Plan in the event of the Participant's death. A Participant shall have the right at any time to revoke such designation or to substitute another such Beneficiary or Beneficiaries. For the designation of a Beneficiary or Beneficiaries to be valid, the Participant's completed and signed "beneficiary designation form" must be either received by the Employer or postmarked prior to the Participant's date of death.

                (ii) Married Participants. No person other than the spouse of a married Participant may be designated as a Beneficiary without Spousal Consent.

                (iii) Absence of Valid Designation. Upon the death of a Participant, if there is no designated Beneficiary then living, or if the designation is not effective for any reason as determined by the Committee, the benefits distributable hereunder upon the death of the Participant shall be distributed to the Participant's surviving Spouse, or if none, to the Participant's estate.

        SECTION 7.5 Withdrawal Rights of Participants.

            (a) Voluntary Contributions. A Participant may withdraw all or part of his or her Voluntary Contribution Account. The withdrawal amount shall be paid as soon as is administratively feasible after the application is filed.

            (b) Hardship Withdrawals.

                (i) Subject to subparagraph (ii) below, a Participant may withdraw all or part of the balance in his or her Salary Deferral Account (excluding earnings accrued on Salary Deferrals) upon incurring a hardship as determined by the Committee in a uniform and nondiscriminatory manner. The determination of hardship by the Committee shall be final and binding.

                (ii) A withdrawal shall be deemed a hardship withdrawal only if the distribution is made on account of an immediate and heavy financial need and is necessary to satisfy such financial need.

                (iii) A withdrawal shall be deemed made on account of an immediate and heavy financial need of the Participant if the funds are:

                      (1) used to pay expenses for medical care described in
Section 213(d) of the Code incurred by the Participant, the Participant's spouse or any dependents of the Participant (as defined in Section 152 of the Code), or are necessary for these persons to obtain such medical care.

                      (2) used to pay costs directly related to the purchase (excluding mortgage payments) of a principal residence of the Participant.

                      (3) used to pay for tuition, related educational fees, and room and board expenses for the next twelve (12) months of post-secondary education for the Participant or his or her spouse, children or dependents (as defined in Section 152 of the Code.)

                      (4) needed to prevent the eviction of the Participant from his or her principal residence or the foreclosure on the mortgage of that residence.

                     (5) used to pay for such other events as shall be prescribed by the Commissioner of the Internal Revenue.

                (iv) A withdrawal shall be deemed necessary to satisfy the immediate and heavy financial need of the Participant if the following requirements are satisfied:

                     (1) The amount of the withdrawal does not exceed the Participant's immediate and heavy financial need. Notwithstanding the foregoing, if so elected by the Participant, the amount of the withdrawal shall include the amount of the immediate and heavy financial need, as described in subparagraph
(iii), plus an amount added in consideration of income taxes and/or penalties reasonably anticipated to result from the withdrawal. Such additional amount shall be determined in an administratively feasible, uniform and nondiscriminatory manner.

                     (2) The Participant has obtained all withdrawals, other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Employer or any Affiliated Employer;

                     (3) The Participant's Salary Deferrals are suspended in accordance with Section 4.1(a); and

                     (4) The amount of Salary Deferrals that the Participant may elect to have made in his or her taxable year immediately following the taxable year in which the hardship distribution is made is limited as set forth in
Section 4.3(b)(ii).

            (c) Withdrawal After Age 59 1/2. A Participant who shall have attained age 59 1/2 may elect to withdraw all or part of the vested value of his or her Account.

            (d) Loans to Participants.

                (i) Loan Availability.

                     (1) After receiving a Participant's application, the Committee may direct the Trustee to make a loan or loans to such Participant in accordance with the requirements set forth in this subparagraph (c) and with Department of Labor Regulation 2550.408(b)-l. Loans shall be made available to all Participants on a reasonably equivalent basis.

                     (2) Notwithstanding any provision in the Plan to the contrary, for purposes of this Section 7.5(e), the term "Participant" shall not include former Employees, except former Employees who are Parties in Interest (as defined in Section 3(14) of ERISA).

                (ii) Loan Limitation.

                     (1) Subject to subparagraph (2) below, the maximum amount of the loan shall be $50,000.00 reduced by the excess, if any, of the highest outstanding loan balance during the preceding one year period ending on the day before the date on which the loan is made, over the outstanding balance of such loans on the date on which the loan is made.

                     (2) In no event may a Participant borrow more than fifty percent (50%) of his or her vested Account balance in the Plan. Notwithstanding the foregoing, no Participant may borrow from his or her Voluntary Contribution Account.

                     (3) A Participant may have no more than one (1) loan outstanding at any time.

                     (4) For purposes of determining a Participant's vested Account balance and loan limit under Section 72(p) of the Code, other plans providing for retirement benefits which are sponsored by the Employer shall not be aggregated.

                (iii) Loan Minimum. The minimum amount of a loan shall be $1,000.00.

                (iv) Security. By accepting a Plan loan, the Participant automatically assigns as security for the loan his or her right, title and interest in the Trust Fund equal to the amount of the loan plus interest as security for the loan.

                (v) Interest. All loans shall bear a rate of interest equal to the prime interest rate quoted in the Wall Street Journal on the first business day of the month in which the loan is made, plus one percent (1%).

                (vi) Amortization. All loans shall be evidenced by negotiable promissory notes which shall provide for repayment in equal periodic installment payments (not less frequently than quarterly) over no more than a five-year period, except that loans which are used within a reasonable period after the loan is made for the acquisition of the Participant's primary residence shall be repaid in equal periodic installments (not less frequently than quarterly) over no more than a ten-year period. Notwithstanding the foregoing, installment payments may be suspended as follows:

                     (1) Leave of Absence. Installment payments may be suspended for a period not exceeding one year during a Participant's Leave of Absence from the Employer. Such suspension shall not extend the due date for repayment under the original terms of the loan.

                     (2) Military Service. As permitted under Section 414(u)(4) of the Code, installment payments may be suspended for any period during which the Participant is performing military services. The loan must be repaid in full (including interest that accrues during the Participant's military service) by the end of the period which equals the original term of the loan plus the period of military service.

                (vii) Repayment.

                      (1) Subject to subparagraph (2) below, repayment of loans shall be made by payroll deduction, or other approved method, except that a Participant may prepay the outstanding principal balance on a loan at any time. Upon termination of employment, all remaining loan payments shall be made by monthly installment payments.

                      (2) Loans made to former Employees who are Parties in Interest (as defined in Section 3(14) of ERISA) shall be repaid by monthly installment payments.

                (viii) Segregation. Any loan made to a Participant shall be accounted for as a segregated loan account in the Trust and shall be considered a self-directed investment of the Participant in accordance with Section 12.1(b). Repayments of the principal amount of the loan shall reduce the total amount of principal due in the Participant's segregated loan account by the amount of such payments and shall increase by an equal amount the restored value of the Participant's segregated loan account. Payments of interest on such loan shall reduce the total amount of interest due in the Participant's segregated loan account and such payments shall be credited directly to the Participant's segregated loan account. Expenses attributable to the loan shall be allocated to the Participant's segregated loan account and shall be treated accordingly.

                (ix) Disclosure. All loan applicants shall receive a statement of the charges involved in each loan transaction. This statement shall include the dollar amount and annual interest rate of the finance charge and such other information as may be required under any federal or state disclosure law. The loan applicant is responsible for the administrative charges incurred by the Trustee for setting up the loan or for processing loan payments. All loan applicants shall be advised of these administrative charges.

                (x) Default. All loans shall be repaid in accordance with this Plan, the promissory note and the security agreement. If the Participant fails to make payment when due, the Committee will declare the Participant to be in default and accelerate the remaining loan payments. The Committee may foreclose on the security posted; provided, however, that foreclosure on the Participant's Account as collateral shall not occur until the happening of an event permitting distribution of the Participant's interests under the Plan. Participants who have not repaid loans on a timely basis are not eligible to receive subsequent loans from the Plan.

                (xi) Separate Document. Additional provisions describing the loan program may be contained in a separate document which shall form part of the Plan.

        SECTION 7.6 Distribution Pursuant to a Qualified Domestic Relations Order. Notwithstanding any other provision of the Plan, all or part of the Account of a Participant who is 100 percent (100%) Vested may be distributed to an alternate payee (as defined in Section 414(p)(8) of the Code) pursuant to the terms of a qualified domestic relations order (as defined in Section 414(p)(1) of the Code), without regard to the fact that the Participant has not ceased to be an Employee.

        SECTION 7.7 Direct Rollovers. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. The Committee may require that a Distributee requesting a Direct Rollover provide adequate information in a timely manner that the account, annuity or plan to which the Direct Rollover is to be made is an Eligible Retirement Plan. It shall remain the responsibility of the Participant to provide such information and in the event the Participant fails to provide such information, neither the Committee, the Plan Administrator, nor the Trustee shall have any liability.

                                  ARTICLE VIII

                        AMENDMENT, TERMINATION AND MERGER

        SECTION 8.1 Continuation of Plan. The Employer has established the Plan with the bona fide intention and expectation that the Plan shall continue indefinitely and that the Employer shall make its contributions indefinitely, but the Employer shall be under no obligation to continue to maintain the Plan for any given length of time and may, in its sole and absolute discretion, terminate the Plan at any time without any liability whatsoever.

        SECTION 8.2 Employer's Right to Amend Plan. Subject to the provisions of Section 8.3, the Board of Directors shall have the right to amend the Plan, at any time, without the consent of any other party.

        SECTION 8.3 Effect of Amendment. No amendment shall vest in the Employer, directly or indirectly, any right, title, interest or control over any trust funds subject to the terms of this Plan. No amendment of the Plan, other than an amendment described in Section 412(c)(8) of the Code, may decrease the benefit of any Participant. For purposes of the preceding sentence, an amendment which has the effect of eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in Treasury regulations), or eliminating an optional form of benefit (unless the elimination of an optional form does not eliminate a valuable right of a Participant or Beneficiary or is permitted under regulations prescribed by the Secretary of the Treasury) with respect to benefits attributable to service before such amendment, shall be treated as reducing a Participant's benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the conditions for such subsidy as set forth in the Plan prior to such amendment. The Employer may, however, make such retroactive amendments as may be required by the Internal Revenue Service in order to qualify initially, or maintain the qualification of, the Plan under the appropriate provisions of the Code and of any other applicable statute.

        SECTION 8.4 Amendment of Vesting Schedule. No amendment to the Vesting schedule shall deprive a Participant of his or her Vested rights to benefits accrued to the date of the amendment. Further, if the Vesting schedule of the Plan is amended, each Participant with at least three Years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment, to have his or her Vested percentage computed under the Plan without regard to such amendment. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the later of:

            (a) 60 days after the amendment is adopted;

            (b) 60 days after the amendment becomes effective;

            (c) 60 days after the Participant is issued written notice of the amendment by the Employer.

        SECTION 8.5 Employer's Right to Terminate Plan. The Employer reserves the right at any time to terminate the Plan for any reason or for no reason. The Employer shall provide notice to the Trustee of its interest to terminate the Plan. Should any individual Employer participating in the Plan exercise its right to terminate its participation in the Plan, the Plan shall terminate only as to such Employer and the Employees of such an Employer, and shall continue in full force and effect for the remaining Participants.

        SECTION 8.6 Distribution Upon Termination of Plan. Upon termination or partial termination of the Plan, or upon complete discontinuance of contributions to the Plan, the rights of all affected employees to their Accounts shall be fully Vested and nonforfeitable. Subject to the provisions of
Article VII and upon termination of the Employer's participation in the Plan, assets in the Trust Fund subject to the provisions of this Plan may be distributed to each Participant in accordance with applicable law or may remain in the Trust Fund to be distributed in accordance with the terms of the Plan.

        SECTION 8.7 Termination by Employer of Plan by Event. The Employer's participation under the Plan shall terminate in the event of a legal adjudication of the Employer as a bankrupt, a general assignment by the Employer to or for the benefit of its creditors, dissolution of the Employer, or sale or transfer of the Employer to another business organization or merger or consolidation of the Employer with another business organization, unless the Plan is continued by a successor to or transferee of the Employer, by agreement with the Trustee.

        SECTION 8.8 Return of Contributions to Employer.

            (a) Notwithstanding any other provisions of the Plan to the contrary, it is specifically understood that the Employer's contributions hereunder are expressly conditioned upon the deductibility of the contribution under Section 404 of the Code. The Employer's obligation to make contributions hereunder is conditioned upon the continuation of this Plan as a qualified plan under Section 401(a) of the Code and the continuance of the Trust as a trust which is exempt from taxation under Section 501(a) of the Code.

            (b) Employer contributions may, in the sole discretion of the Employer, be returned to the Employer if such contributions are disallowed as a deductible contribution for the Employer's taxable year or are made because of a mistake as to the facts and circumstances existing at the time the contribution was fixed pursuant to Article V; except that such return under this Section is limited, respectively, to that portion in excess of the amount deductible for the Employer's taxable year, or that portion of the Employer contribution attributable to the mistake of fact. Further, such return must (i) be made within one year from the date the mistaken Employer contribution was made or within one year from the date the deduction was disallowed, (ii) not include income attributable to such returned amount, and (iii) be reduced by any loss attributable to such returned amounts. If the return of the amount attributable to the nondeductible or mistaken contribution would cause the balance of the Account of any Participant to be reduced to less than the balance which would have been in the Account had the nondeductible or mistaken amount not been contributed, then the amount to be returned to the Employer shall be limited so as to avoid such reduction.

        SECTION 8.9 General Prohibition Against Reversion to the Employer. Except as provided in Section 8.8, in no event shall any part of the principal or income revert to the Employer or be used for or diverted to any purpose other than the exclusive benefit of Participants, Retired Participants, or their Beneficiaries and to defray the reasonable expenses of administering the Plan.

        SECTION 8.10 Rights of Participants Upon Merger or Consolidation. If there is any merger or consolidation with or any transfer of assets or liabilities to any other Plan, each Participant in the Plan shall be entitled to receive a benefit immediately after the merger, consolidation, or transfer (if the Plan then terminated) which is equal to or greater than the benefit he or she would have been entitled to receive immediately before such merger, consolidation, or transfer (if the Plan had then terminated).

                                   ARTICLE IX

                              TOP HEAVY PROVISIONS

        SECTION 9.1 Application. If the Plan is or becomes top heavy, the provisions of this Article IX shall supersede any conflicting provisions in the Plan. The Plan shall be top heavy for any Plan Year if any of the following conditions exist:

            (a) The Top-Heavy Ratio for the Plan exceeds sixty percent (60%) and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

            (b) The Plan is part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds sixty percent (60%).

            (c) The Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

        SECTION 9.2 Top Heavy Definitions. For purposes of this Article IX, the following definitions shall apply:

            (a) Determination Date. "Determination Date" shall mean, with respect to any Plan Year, the last day of the preceding Plan Year and, in the case of the first Plan Year, the last day of such Plan Year.

            (b) Determination Period. "Determination Period" shall mean the Plan Year containing the Determination Date and the four (4) preceding Plan Years.

            (c) Employer. "Employer" shall mean Sanmina-SCI Corporation and any Affiliated Employer, except that in determining ownership under Section 9.2(d)(i), (ii), and (iii), any Affiliated Employer shall be treated as a separate employer.

NOTE: SECTION 9.2(d) AMENDED BY AMENDMENT NUMBER THREE, EFFECTIVE APRIL 1, 2001

            (d) Key Employee. "Key Employee" shall mean any employee or former employee (including any deceased employee) who at any time during the Plan Year that includes the determination date was

                (i) an officer of the Employer having annual Compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code),

                (ii) a 5-percent owner of the Employer, or

                (iii) a 1-percent owner of the Employer having annual compensation within the meaning of Section 415(c)(3) of the Code.

        The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

            (e) Non-Key Employee. "Non-Key Employee" shall mean an employee (and the Beneficiaries of such employee) who is not a Key Employee.

            (f) Permissive Aggregation Group. "Permissive Aggregation Group" shall mean the Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

            (g) Required Aggregation Group. "Required Aggregation Group" shall mean each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the Determination Period (regardless of whether the plan has terminated) and any other qualified plan of the Employer which enables any of the foregoing to meet the requirements of Sections 401(a)(4) or 410 of the Code.

NOTE: SECTION 9.2(h) IS AMENDED BY AMENDMENT NUMBER THREE, EFFECTIVE APRIL 1,
2001

            (h) Top-Heavy Ratio. "Top-Heavy Ratio" shall mean:

                (i) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the five-year period ending on the Determination Date(s), has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of the account balance distributed in the (a) five-year period ending on the Determination Date(s) due to an in-service distribution made by a Participant, or (b) one-year period ending on the Determination Date(s) due to the Participant's death, disability or retirement), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the (a) five-year period ending on the Determination Date(s) due to an in-service distribution made by a Participant, or (b) one-year period ending on the Determination Date(s) due to the Participant's death, disability or retirement), both computed in accordance with Section 415 of the Code and the regulations promulgated thereunder. Both the numerator and denominator of the Top-Heavy Ratio shall be adjusted to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code and the regulations promulgated thereunder.

                (ii) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the five-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with Section 9.1(h)(i) above and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with Section 9.l(h)(i) above, and the present value of accrued benefits under the defined benefit plan or plans for all participants as of the Determination Date(s), all determined in accordance with Section 416 of the Code and the regulations promulgated thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio shall be adjusted for any distribution of an accrued benefit made in the (a) five-year period ending on the Determination Date(s) due to an in-service distribution made by a Participant, or (b) one-year period ending on the Determination Date(s) due to the Participant's death, disability or retirement.

                (iii) For purposes of Section 9.1(h)(i) and (ii) above, the value of account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls or ends with the twelve-month period ending on the Determination Date, except as provided in
Section 416 of the Code and the Regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a participant who is a Non-Key Employee but who was a Key Employee in a prior year, or who has not been credited with at least one hour of service with any Employer maintaining the plan at any time during the one-year period ending on the Determination Date shall be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account shall be made in accordance with Section 416 of the Code and the regulations promulgated thereunder. When aggregating plans, the value of the account balances and accrued benefits shall be calculated with reference to the Determination Dates that all fall within the same calendar year.

NOTE: SECTION 9.3(a) AMENDED BY AMENDMENT NUMBER THREE EFFECTIVE APRIL 1, 2001

        SECTION 9.3 Minimum Contribution.

            (a) Subject to subparagraph (b) below, in any Plan Year in which this Plan is Top-Heavy, each Non-Key Employee Participant who is employed by the Employer on the last day of the Plan Year (regardless of whether he or she has been credited with 1,000 Hours of Service) shall receive an aggregate allocation of Employer contributions in an amount not less than the lesser of: (i) three percent (3%) of Compensation for the Plan Year; or (ii) the highest percentage of Compensation (limited in accordance with Section 2.7) allocated as Employer contributions and forfeitures for such Year to any Key Employee under all defined contribution plans maintained by the Employer. Salary Deferrals made on behalf of any Key Employee shall be included in determining the percentage in subparagraph (ii). Matching Contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of the Plan and
Section 416(c)(2) of the Code. Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as Matching Contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

            (b) Notwithstanding the foregoing, the minimum allocation that would otherwise be required to be credited to such Non-Key Employee Participant under the terms of this Plan shall be reduced to the extent necessary by the amount of Employer contributions credited to such Non-Key Employee for the Plan Year under any other Code Section 401 qualified defined contribution plans maintained by the Employer. The purpose of this reduction is to provide for an allocation of Employer contributions to such Non-Key Employee Participant which, in the aggregate, satisfies the requirements of Section 416(c)(2) of the Code.

        SECTION 9.4 Top-Heavy Vesting of Matching Contributions.

            (a) Effective January 1, 2001, for any Plan Year in which the Plan is a Top-Heavy Plan, the applicable Vesting schedule set forth in Section 6.2 shall be modified as follows:


                     Year of Service                   Vested Percentage
                     ---------------                   -----------------
                    Less than 1 year                          0%

                              1 year                          25%

                             2 years                          50%

                             3 years                          75%

                     4 years or more                         100%


            (b) If the Plan ceases to be a Top-Heavy Plan in any subsequent Plan Year, the applicable Vesting schedule in Section 6.2 shall again be effective; provided, however, that the Vested percentage attained by a Participant during or prior to a Top-Heavy Plan Year shall not be reduced, and a Participant with at least three Years of Service shall have the right to select the Vesting schedule under which his or her vested percentage shall be determined.

                                    ARTICLE X

                          MISCELLANEOUS PLAN PROVISIONS

        SECTION 10.1 Inalienability of Benefits. Except as otherwise provided by applicable law, no right or interest of any kind in any Trust asset shall be transferable or assignable by a Participant or Retired Participant or their Beneficiaries, or be subject to alienation, encumbrance, garnishment, attachment, execution, or levy of any kind, voluntary or involuntary. If any Participant attempts to alienate or assign such benefits or should such benefits be subject to any of the above legal or equitable processes, the Trustee shall take the necessary steps so that such benefits shall not be available to the Participant, and such benefits shall be used by the Trustee for the benefit of the Participant or for his Beneficiaries. The prohibitions of this Section shall not apply to the creation, assignment or recognition of a right to any interest payable hereunder with respect to securing loans pursuant to Article Section 7.5(e) or with respect to a Participant pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code.

        SECTION 10.2 Discharge Rights Reserved. The adoption and maintenance of the Plan shall not be deemed to constitute a contract between the Employer and any Participant or Employee, or to be a consideration for, inducement to, or condition of employment of any person. Nothing herein contained shall be construed to give any Participant the right to be retained in the employ of the Employer or to interfere with the right of the Employer to terminate the employment of any Participant at any time.

        SECTION 10.3 Exercise of Discretion During Administration of Plan. Wherever it is herein provided that any person or persons concerned with the administration of the Plan shall exercise discretion in the making of any decision, such discretion shall be exercised so as not to improperly discriminate among persons similarly situated. The Plan shall at all times be interpreted and administered in accordance with the applicable provisions of
Section 401(a) of the Code, as now in effect or as hereafter amended, or of any other applicable statute.

        SECTION 10.4 Copy of Plan Available to Plan Participants. A copy of the Plan and any and all future amendments thereto shall be available to the Plan Participants for inspection at all reasonable times.

        SECTION 10.5 Applicable Laws. The Plan embodied herein shall be construed according to the laws of the State of California and ERISA.

        SECTION 10.6 Savings Clause. In the event any provision of the Plan is held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of the Plan, but this instrument shall be construed and enforced as if said provision had never been included.

        SECTION 10.7 References to Internal Revenue Code. All references herein to Sections of the Internal Revenue Code, or any regulations or ruling thereunder, shall be deemed to refer to such Sections as they may subsequently be modified, amended, replaced, or amplified by any Federal tax statutes, regulations or rulings of similar application and import.

        SECTION 10.8 Participant Cannot Be Found at Normal Retirement Date. If a Participant or Beneficiary has not made application for the benefit to which he or she is entitled under the terms of this Plan, and within five (5) years after his or her Normal Retirement Date (or in the case of a Beneficiary, five (5) years after the death of the Participant) such Participant or Beneficiary cannot be located after a reasonable search, including mailing at least one registered letter to his or her last known mailing address, the benefit of such Participant or Beneficiary, as the case may be, shall be forfeited on the last day of the Plan Year in which occurs the fifth anniversary of the Participant's Normal Retirement Date, or, in the case of a Beneficiary, the December 31 of the calendar year following the fifth anniversary of the Participant's death. Forfeitures shall be allocated in accordance with Section 6.2(d)(iii). If, however, the Participant or Beneficiary, as the case may be, subsequently makes a valid claim for benefits, the amount forfeited under this Section 10.8 shall be restored from forfeitures which would otherwise have been allocated in the Plan Year of restoration, and if none, from income or gains to the Plan in the year of restoration, and if none from additional Employer contributions.

        SECTION 10.9 Distributions to Minors and Legally Incompetent Persons. In the event a distribution is payable to a minor or a legally incompetent person, the Trustee may direct that the distribution be made to the guardian of the estate of such person, provided that proof of appointment by a court of competent jurisdiction and of continuing qualification is furnished in a form and manner acceptable to the Committee. If there is no guardian of the estate, the Trustee may direct that the distribution be made for the benefit of the minor or legally incompetent person directly to such person's legal representative, to a custodian for such Beneficiary under the Uniform Transfer to Minors Act (as adopted by the state having jurisdiction with respect to the custodianship), to the spouse or other close relative of such person, or to any person or institution that the Committee determines has incurred, or is expected to incur, expense for the person otherwise entitled to payment. If a dispute arises as to the proper recipient of any distribution, the Trustee, in its sole discretion, may withhold the distribution until the dispute has been resolved by a court of competent jurisdiction or settled by the parties concerned. Any payment made in accordance with this Section shall be a complete discharge of liability therefor under the Plan.

                                       ARTICLE XI

                         GENERAL DUTIES OF THE TRUSTEE,

                      OF THE EMPLOYER, AND OF THE COMMITTEE

        SECTION 11.1 General Duties of the Trustee. It shall be the duty of the Trustee to have custody of the funds and other property from time to time received by it, all of which, together with the income therefrom, shall constitute the Trust Fund; to inform the Committee in writing quarterly of the cash balance in the Trust Fund available for investment; to invest and reinvest any part or all of the Trust Fund; to collect the income therefrom which upon receipt shall be merged into and become a part of the Trust Fund, to make payments from the Trust Fund; as hereinafter provided, pursuant to the directions of the Board of Directors, and to maintain records of the Trust Fund. The Trustee shall be responsible only for the sums actually received by it as Trustee hereunder and shall have no authority to compute any amount to be paid to it by the Employer from time to time nor to bring any action or proceeding to enforce the collection of any sum from the Employer.

        SECTION 11.2 General Duties of the Employer. It shall be the duty of the Board of Directors to appoint the Committee and of the Employer to make contributions to the Trust Fund, from time to time, in accordance with the terms of the Plan, and to keep accurate books and records with respect to its Employees and their Compensation. The Committee shall consist of any number of members, and shall be a named fiduciary, and the Board of Directors shall from time to time fill such vacancies as may occur in its membership. Should a Committee not be appointed, Sanmina-SCI Corporation shall be the administrator of the Plan, as defined in Section 3(16)(A) of ERISA.

        It shall be the duty of Sanmina-SCI Corporation to delegate investment management responsibility for the Trust assets. Such responsibility shall be delegated to the Committee, to Participants, to an Investment Manager, to the Trustee or to a combination thereof.

        SECTION 11.3 General Duties of the Committee. It shall be the duty of the Committee to control and manage the operation and administration of the Plan. The Committee shall be vested with the full power, authority and discretion to construe and interpret the terms and provisions of the Plan. Any action taken by the Committee by the exercise of authority conferred upon it shall be final and binding upon the Participants and their Beneficiaries, former Participants, Retired Participants and their successors, assigns, heirs and personal representatives. The foregoing powers and duties of the Committee shall include, but not be limited to the following:

            (a) Maintaining Records of Plan Participants. As of the last day of each Plan Year, the Employer shall, as soon as possible certify to the Committee the name, date of birth, date of employment, Hours of Service, Periods of Service (if applicable) and Compensation of each Employee who has become a Participant within the Plan Year in question and shall also ascertain the name, Hours of Service, Periods of Service (if applicable) and Compensation of each Employee who was a Participant on the last day of the prior Plan Year and who was such at any time during the Plan Year in question. As soon as the above is determined, the Employer shall notify the Committee of the amount of the contribution, if any, due to be made by it or made by it as of the last day of the Plan Year in question. The Committee, upon receipt of such certification from the Employer, shall compute therefrom the Account balance of each Participant. The Committee shall keep complete records which shall show its action under this Plan. The Committee shall also keep such records for such periods as may be required under ERISA and regulations promulgated thereunder. The Committee shall also maintain and retain records on matters for which disclosure is required by ERISA and this Section 11.3 in sufficient detail that the information disclosed may be verified, and it shall keep such records available for examination for a period of not less than six (6) years after the filing date of documents containing the disclosed information.

            (b) Furnishing Annual Statement of Account to Plan Participants. Upon completion of the computation in Section 11.3(a) above, the Committee shall prepare, or cause to have prepared by any plan service organization as may be retained to do so, as required by applicable law, a written Participant statement to be delivered to the Participant setting forth the Account balance of such Participant. The statement of a Participant's Account balance shall not be made available for examination by any other Participant without the consent of the Employer.

            (c) Determining Eligibility of Individual Claimants for Receipt of Benefits and Processing Claims for Benefits. Upon the occurrence of an event giving rise to the payment of benefits under the Plan, the Committee shall undertake to calculate such benefits based on the records of the Committee and such other pertinent information as may be put before the Committee by outside agencies or the Participant or the Beneficiary of the Participant.

            (d) Authorizing Payment of Benefits. Upon determination of the amount of benefits payable, and at the time the benefit becomes due and payable, the Committee shall instruct the Trustee to make the distribution.

            (e) Providing Documents. The Committee shall prepare and furnish to appropriate parties, including Participants, Beneficiaries, the Employer and government agencies, all applicable documentation and filing required under applicable law.

            (f) Retaining Agents and Counsel. The Committee may retain and consult with legal counsel, who may be counsel for the Employer, with respect to the meaning or construction of the Trust Agreement or its obligations or duties thereunder, or with respect to any action or proceeding or any question of law, and shall be fully protected with respect to any action taken or omitted by it in good faith pursuant to the advice of such legal counsel, provided that the Committee acts prudently in choosing such legal counsel. The Committee may retain such other persons or organizations, including actuaries, accountants and benefit, financial or administrative consultants, to assist in the Plan ministerial services.

            (g) Authorizing Payment of Expenses. The Employer may, in its discretion, directly pay the reasonable expenses incurred in the administration of this Trust, including legal, accounting, and advisor fees or expenses. Should the Employer, for any reason, decline or fail to pay such expenses, the same shall be paid by the Trustee out of the Trust. No member of the Committee shall be entitled to compensation for his or her services as Committee, but may supply such stenographic or office help as may be necessary to assist the Committee in the performance of his or her powers or duties as Committee.

            (h) Claim Procedure. The Committee shall adopt and communicate a claims procedure which is consistent with the requirements of Section 503 of ERISA.

            (i) Qualified Domestic Relations Orders. The Committee shall promptly notify the Participant and any alternate payee as defined in Section 414(p)(8) of the Code of the receipt of a domestic relations order as defined in
Section 414(p)(1) of the Code and of the Employer's procedures for determining the qualified status of such order. Within a reasonable period after receipt of such order, the Committee shall determine whether such order is a qualified domestic relations order and notify the Participant and each alternate payee of such determination. The Committee shall establish reasonable procedures to determine the qualified status of a domestic relations order and to administer distributions under such order. No legal action for a determination of the qualified status of a domestic relations order or for a review of a determination by the Plan as to the qualified status of a domestic relations order shall be brought until:

                (i) the order has been submitted to the Employer for a determination of its qualified status;

                (ii) the Committee has made a determination or the time in which to make such determination has expired; and

                (iii) all administrative remedies available under the procedures established by the Committee for review of the determination have been exhausted.

        SECTION 11.4 Committee Indemnification. To the fullest extent permitted by law, Sanmina-SCI Corporation shall indemnify, defend, and hold harmless the members of the Committee, individually and collectively, against any liability whatsoever for any action taken or omitted by them in good faith in connection with this Plan and Trust or their duties hereunder, and for any expenses or losses for which they may become liable as a result of any such actions or non-actions unless resultant from their own willful misconduct. Sanmina-SCI Corporation may purchase insurance for the Committee to cover any of their potential liabilities with regard to the Plan and Trust.

                                   ARTICLE XII

                              PROCEDURAL GUIDELINES

        SECTION 12.1 Composition of Committees. The Board of Directors shall certify to the Trustee the names of the members of the Committee, acting from time to time and furnish to the Trustee specimens of the signatures of said members, and when any member shall cease to act, the Board of Directors shall promptly give notice to that effect to the Trustee, but until such notice is received by the Trustee, it shall be fully protected in continuing to rely on the authority of such member. If the full number of members of the Committee provided for by the Board of Directors shall not at any time have been delegated, the member or members acting at such time shall be deemed to be and to have all of the powers and duties of the Committee, as applicable.

        If at any time there shall be no member of the Committee, then for the purpose of the Trust Agreement, Sanmina-SCI Corporation shall be deemed to be the Committee until there shall again be one or more members of the Committee acting.

        SECTION 12.2 Evidence of Actions by Employer or Committees. The Trustee may rely upon any certificate, notice or direction purporting to have been signed on behalf of the Committee which it believes to be genuine and to have been signed by an authorized member or members of the Committee or by an agent of the Committee whose authority has been certified to it by the Committee.

        The Trustee may rely upon any certification, notice, or direction of the Employer purporting to have been signed by the president, vice president, secretary or treasurer of the Employer which the Trustee believes to be genuine.

        Communications to the Trustee shall be addressed to its principal office and communications to the Committee shall be sent to the present principal office of the Committee unless the Trustee, the Committee, as applicable, shall request that communications be sent to another address or person. No communication shall be binding upon the Trust Fund or the Trustee until it is received by the Trustee.

                                  ARTICLE XIII

                                  MISCELLANEOUS

        SECTION 13.1 Laws to Govern. This Plan and the Trust hereby created, shall be governed, construed, administered and regulated all respects under the laws of the State of California and ERISA.

        SECTION 13.2 Employer and Trustee Shall Furnish Information. The Employer shall furnish to the Trustee, and the Trustee shall furnish to the Employer, such information relating to the Plan and Trust as may be required for the proper administration of the Plan and Trust, including specifically such information as may be required under the Code and any Regulations issued or forms adopted by the Treasury Department thereunder.

        SECTION 13.3 Titles and Headings Not to Control. The titles to the Articles and the headings of Sections in this Plan are placed therein for convenience of reference only and in case of any conflict, the text of this instrument, rather than such titles or headings, shall control. Whenever the context dictates, words in the singular shall be read and construed as though used in the plural and words in the plural shall be read and construed as though used in the singular.

        SECTION 13.4 Effective Dates. This amendment and restatement is effective April 1, 2001, except as provided below, or as otherwise specified in the Plan or required under the Uniformed Services Employment and Reemployment Act of 1994, the Small Business Job Protection Act of 1996, the Tax Reform Act of 1997, the Restructuring and Reform Act of 1998 and subsequent applicable legislation and regulations:

            (a) Section 7.3(c) is effective for Plan Years beginning on and after January 1, 1998.

            (b) Sections 2.20, 2.25 2.36, 4.4(f), 405(h) and 7.4(b)(iii) are
effective for Plan Years beginning on and after January 1, 1997.

            (c) Effective for Plan Years beginning on and after January 1, 1997, all provisions relating to the family aggregation rules under Sections 401(a)(17) and 414(q)(6) of the Code are deleted from the Plan.

            (d) Section 4.8 is effective December 12, 1994.

        IN WITNESS WHEREOF, the undersigned executes this Plan:

                                            SANMINA-SCI CORPORATION

Date:   July 30, 2001                      By:  /s/
      --------------------------             --------------------------
                                           Its: COO-President
                                               ------------------------

NOTE: APPENDIX A ADDED PER AMENDMENT NUMBER THREE, EFFECTIVE APRIL 1, 2001

                                   APPENDIX A

                       COMPANY STOCK INVESTMENT PROVISIONS

In the event that any funds held under the Plan are attributable to investment in stock issued by Sanmina-SCI Corporation ("Sanmina-SCI"), the provisions of this Appendix A shall control with respect to such funds notwithstanding anything to the contrary contained in the Plan.

                                    SECTION 1

For purposes of this Appendix, the following definitions shall apply:

        (a) "Company Stock" means (a) Qualifying Employer Securities which are common stock issued by Sanmina-SCI or a corporation which is a member of a controlled group of corporations which includes Sanmina-SCI (within the meaning of Section 1563(a) of the Code, determined without regard to Section 1563(a)(4) and (e)(3)(C) of the Code) and with voting power and dividend rights no less favorable than the voting power and dividend rights of other common stock issued by Sanmina-SCI or other corporation, or (b) securities issued by Sanmina-SCI or such other corporation, convertible into stock, which are not stock rights, warrants and options, and if not common stock of Sanmina-SCI or such other corporation which must at all times be immediately convertible into that common stock which satisfies the above regulations at a conversion price which is not greater than the fair market value of such common stock at the time the Plan acquires the security.

        (b) "Company Stock Account" means the portion of a Participant's Account attributable to a Participant's investments in Company Stock.

        (c) "Fair Market Value" shall mean with respect to the Company Stock:

            (1) if the Company Stock is not Publicly Traded, the value as determined pursuant to Section 3(18) of ERISA; or

            (2) if the Company Stock is Publicly Traded, the price most recently bid or asked, as appropriate, or paid for Company Stock listed on any exchange, quoted through the National Association of Securities Dealers, Inc. Automated Quotation System, or traded in the over-the-counter market.

        (d) "Publicly Traded" means Company Stock that is listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934 (15 U.S.C. Section 78F) or that is quoted on a system sponsored by a national securities association registered under Section 15A(b) of the Securities Exchange Act (15 U.S.C. Section 78Q).

        (e) "Qualifying Employer Securities" means employer securities issued by Sanmina-SCI or an Affiliated Employer which are stocks or otherwise an equity security, or a bond, debenture, note or certificate or other evidence of indebtedness described in paragraphs (1), (2) and (3) of Code Section 503(e).

                                    SECTION 2

All Company Stock Accounts shall be fully vested and nonforfeitable at all times.

                                    SECTION 3

        (a) The payment of a Participant's Company Stock Account upon the retirement, death, or termination of employment of a Participant shall be in the form of one lump sum. The value of whole shares of Company Stock in the Participant's Company Stock Account shall be distributed to the Participant in cash; provided, however, that the Participant shall have the right to elect, in a writing filed with the Committee on any form as the Committee may from time to time prescribe, that the whole shares of Company Stock in his Company Stock Account be distributed to him in kind. The value of any fractional share or rights to a fractional share held in the Participant's Company Stock Account shall be paid in cash to the extent that cash is available for distribution. If cash is not available, then a fractional share shall be distributed in kind.

        (b) Any fractional shares of Company Stock held in a Participant's Company Stock Account shall be purchased by the Trustee with assets of the Plan based upon the Fair Market Value of the Company Stock and the Fair Market Value of any fractional shares purchased shall be allocated to the Company Stock Accounts of Participants as of the next Valuation Date.

                                    SECTION 4

        (a) To the extent necessary to comply with federal or state securities laws, each certificate for Company Stock distributed pursuant to the Plan shall be marked "RESTRICTED" on its face and, to the extent appropriate at the time, shall bear on its reverse side legends to the following effect:

            (1) That the securities evidenced by the certificate were issued and distributed without registration under the Federal Securities Act of 1933 (the "1933 Act") or under the applicable laws of any state or states (collectively referred to as the "State Acts"), in reliance upon certain exemptive provisions of the 1933 Act or any applicable State Acts;

            (2) That the securities cannot be sold or transferred unless, in the opinion of counsel reasonably acceptable to Sanmina-SCI, the sale or transfer would be:

                (i) pursuant to an effective registration statement under the 1933 Act or pursuant to an exemption from registration; and

                (ii) a transaction which is exempt under any applicable State Acts or pursuant to an effective registration statement under or in a transaction which is otherwise in compliance with the State Acts; and

                (iii) that the securities evidenced by the certificate were issued and distributed in accordance with the provisions of the Plan and Trust Agreement, are subject to the provisions thereof, and may not be sold or transferred except in compliance with said provisions.

        (b) If necessary to comply with the 1933 Act or any applicable State Acts, shares of Company Stock distributable under the Plan must be acquired for investment and not with a view to the public distribution thereof. In furtherance thereof, as a condition of receiving Company Stock under the Plan, the distributee may be required to execute an investment letter and any other documents that in the opinion of counsel reasonably acceptable to Sanmina-SCI, as issuer, are necessary to comply with the 1933 Act or any applicable State Acts or any other applicable laws regulating the issuance or transfer of securities.

                                    SECTION 5

        (a) The Committee shall direct the Trustee to vote shares of Company Stock held in the Plan as follows:

            (1) Whole shares of Company Stock held in Company Stock Accounts for which the Committee has received instructions from Participants shall be voted in accordance with those instructions. In the absence of voting instructions by a Participant, whole shares of Company Stock held in a Participant's Company Stock Account shall not be voted.

            (2) The combined fractional shares and fractional rights to shares of Company Stock held in Company Stock Accounts shall be voted to the extent possible in the same proportion as whole shares of Company Stock held in Company Stock Accounts are directed to be voted by Participants.

        (b) The issuer of Company Stock must furnish the Committee and Participants with notices and information statements of when voting rights are to be exercised. The time and manner for furnishing Participants with a notice or information statement must comply with both applicable law and Sanmina-SCI's charter and by-laws as generally applicable to security holders. In general, the content of the statement must be the same for Participants as for security holders.

                                    SECTION 6

            Notwithstanding any provisions of the Plan to the contrary, no Participant shall be permitted to allocate more than fifty percent (50%) of his total contributions to his Company Stock Account. Further, the maximum amount of a Participant's Account Balance That can be allocated to the Company Stock Account Will be limited to fifty percent (50%) of the

Participant's Account. No Participant WIll be permitted to affect a transfer between funds such that the fifty percent (50%) limit would be violated immediately after such transfer.


                                                                             -4-